UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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TopBuild Corp.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant

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TopBuild®

2017
Notice of Annual Meeting & Proxy Statement

March 22, 2017

Dear Shareholders:

It is my pleasure to invite you to the TopBuild Corp. 2017 Annual Meeting of Shareholders. The Annual Meeting will be held on Monday, May 1, 2017, at 10:00 AM Eastern Time, at the Hyatt Regency Orlando International Airport, 9300 Jeff Fuqua Boulevard, Orlando, Florida 32827.

We are furnishing proxy materials to our shareholders via the Internet, which we believe expedites shareholders’ receipt of proxy materials while also lowering our costs and reducing the environmental impact of our Annual Meeting. The Notice of Internet Availability of Proxy Materials, referred to as the Notice, that you received in the mail provides instructions on how to access and review this Proxy Statement and our 2016 Annual Report, as well as how to vote by Internet. If you received the Notice and would still like to receive a printed copy of our proxy materials, please follow the instructions for requesting these materials included in the Notice.

Details regarding admission to the Annual Meeting and the business to be conducted are more fully described in the accompanying Notice of 2017 Annual Meeting of Shareholders and Proxy Statement. The proxy materials also provide information about TopBuild that you should consider when voting your shares.

If your brokerage firm, bank, broker-dealer or other intermediary is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from the holder of record. You must follow these instructions in order for your shares to be voted. Your broker is required to vote those shares in accordance with your instructions.

We hope you will be able to attend our Annual Meeting. If you cannot attend, it is important that your shares be represented. Your vote is very important to us. We urge you to read the accompanying Proxy Statement carefully and vote for the Board’s nominees and in accordance with the Board’s recommendations on the other proposals. Whether or not you are planning to attend the Annual Meeting, please vote your shares as soon as possible by telephone or Internet, or, if you requested to receive printed proxy materials, by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Further instructions are provided in the Notice, the proxy card or the voting instruction form provided by your broker. Please vote promptly.

Thank you for your continued support. If you have any questions, please contact our investor relations department by telephone at (386) 763‑8801.

Sincerely yours,

Jerry Volas

Chief Executive Officer and Director

TopBuild Corp.
475 North Williamson Boulevard
Daytona Beach, Florida 32114

NOTICE OF 2017 ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of TopBuild Corp.:

The 2017 Annual Meeting of Shareholders of TopBuild Corp. will be held at the Hyatt Regency Orlando International Airport, 9300 Jeff Fuqua Boulevard, Orlando, Florida 32827 on Monday, May 1, 2017, at 10:00 AM Eastern Time, for the following purposes:

(a)

To vote on a proposal to elect Mark A. Petrarca and Margaret M. Whelan as Class II Directors to hold office for a term of three (3) years or until their respective successors have been duly elected and qualified;

(b)

To vote on a proposal to ratify the appointment by the Audit Committee of our Board of Directors of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017;

(c)	To vote on a proposal to approve, on an advisory basis, the compensation of our named executive officers; and
(d)	To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

Only shareholders of record at the close of business on March 8, 2017, may vote at the meeting.

On or about March 22, 2017, we began mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to all shareholders of record as of March 8, 2017, and posted our proxy materials on the website referenced in the Notice (www.proxyvote.com). As more fully described in the Notice, all shareholders may choose to access our proxy materials on the website referred to in the Notice or may request a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

Your vote is very important. Shareholders may vote their shares (1) in person at the Annual Meeting, (2) by telephone, (3) through the Internet or (4) by completing and mailing a proxy card if you receive your proxy materials by mail. Specific instructions for voting by telephone or through the Internet (including voting deadlines) are included in the Notice and in the proxy card. For specific instructions on how to vote your shares, please refer to the instructions on the Notice in the section titled “GENERAL INFORMATION ABOUT THE MEETING AND VOTING” of this proxy statement or, if you requested to receive printed proxy materials on the enclosed proxy card.

By order of the Board of Directors.

Michelle A. Friel
Vice President, General Counsel and Secretary

Note: The Board of Directors solicits votes by use of the Company’s telephone or Internet voting procedures or, if you requested to receive printed proxy materials, the execution and prompt return of the accompanying proxy card in the enclosed return envelope.

TopBuild Corp. - Proxy Statement - 1

PROXY SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider before voting your shares, and you should read this entire proxy statement carefully before voting. Page references are supplied to help you find additional information in this proxy statement.

Annual Meeting of Shareholders

•	Date and Time: Monday, May 1, 2017, at 10:00 AM Eastern Time
•	Location: Hyatt Regency Orlando International Airport, 9300 Jeff Fuqua Boulevard, Orlando, Florida 32827
•	Record Date: March 8, 2017

Who May Vote

You may vote if you were a shareholder of record at the close of business on the record date. The proxy materials are first being sent on or about March 22, 2017, to those persons who are entitled to vote at the Annual Meeting.

How to Cast Your Vote

You can vote by any of the following methods:

Internet (www.proxyvote.com) until 11:59pm Eastern Time on April 30, 2017;

Telephone (1-800-690-6903) until 11:59pm Eastern Time on April 30, 2017;

Complete, sign and return your proxy by mail by April 30, 2017; or

•

In person, at the Annual Meeting: If you are a shareholder of record, your admission card will serve as proof of ownership. If you hold your shares through a broker, nominee or other intermediary, you must bring proof of ownership to the meeting.

Voting Matters

We are asking you to vote on the following proposals at the Annual Meeting:

	Board Recommendation	Page
Election of Directors	FOR each Director Nominee	14
Ratification of Auditor Appointment	FOR	44
Advisory Vote on Executive Compensation	FOR	45

Board and Governance Highlights (page 10)

•	All directors and nominees are independent (except our Chief Executive Officer)
•	None of our directors serve on more than two other public company boards
•	Independent Chair of the Board
•	Code of Ethics for all employees and directors
•	Stock ownership requirements for officers and directors

TopBuild Corp. - Proxy Statement - 2

Board Nominees (page 14)

The Board has nominated Mark A. Petrarca and Margaret M. Whelan as Class II Directors, to hold office for a term of three years or until their respective successors have been duly elected and qualified.

The following table provides summary information about each director nominee.

Name	Age	Director Since	Occupation	Independent	Committee Memberships	Other Public Company Boards
Mark A. Petrarca	53	2015	Senior Vice President of Human Resources and Public Affairs, A. O. Smith Corporation	Yes	•Audit •Compensation (Chair) •Governance	—
Margaret M. Whelan	44	2015	Chief Executive Officer, Whelan Advisory, LLC	Yes	•Audit •Compensation •Governance	—

Auditor (page 44)

We are asking our shareholders to approve the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017. Below is summary information about fees billed to us by PricewaterhouseCoopers LLP for services provided in the years ended December 31, 2015 and 2016:

	Year Ended December 31, 2015 ($)	Year Ended December 31, 2016 ($)
Audit Fees	1,780,000	2,079,500
Audit-Related Fees	—	—
Tax Fees	5,000	—
All Other Fees	1,800	1,800
TOTAL	1,786,800	2,081,300

Executive Compensation (page 27)

Our compensation programs are designed to attract, retain and incentivize executive officers to focus on critical business objectives, to appropriately balance risks and rewards and to effectively lead our business. The fundamental principles of our compensation programs are to reward executive officers based on company performance, both in achieving performance goals and by making effective strategic decisions, and to align executive officers’ interests with the long-term interests of our shareholders.

We believe that having a significant ownership interest in stock is critical to aligning the interests of executive officers with the long-term interests of our shareholders. Accordingly, equity awards in the form of restricted stock and stock options with extended vesting periods, as well as awards that vest only upon the achievement of performance goals, are an important component of compensation for executive officers. The value ultimately realized from equity awards depends on the long-term performance of our common stock.

TopBuild Corp. - Proxy Statement - 3

Advisory Vote to Approve Executive Compensation (page 45)

We are asking our shareholders to approve, on an advisory basis, the compensation of our named executive officers. We believe our compensation programs and practices are appropriate and effective in implementing our compensation philosophy, as they support achieving our goals with appropriate levels of risk and are aligned with shareholder interests, including:

•	long-term equity incentive awards with performance-based vesting;
•	a balanced mix of long-term incentives including stock options and restricted stock awards to motivate long-term performance and reward executives for gains in stock price;
•	very limited perquisites;
•	stock ownership requirements for officers; and
•	annual incentive compensation bonuses tied directly to performance and capped at varying percentages of base salary, limiting excessive awards for short-term performance.

TopBuild Corp. - Proxy Statement - 4

PROXY STATEMENT

2017 Annual Meeting

The 2017 Annual Meeting of Shareholders of TopBuild Corp. (the “Annual Meeting”) will be held at 10:00 AM Eastern Time on May 1, 2017 for the purposes set forth in the accompanying Notice of 2017 Annual Meeting of Shareholders. This Proxy Statement is being furnished to shareholders of record as of March 8, 2017, of TopBuild Corp. in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for the Annual Meeting and at any adjournments or postponements of the Annual Meeting. We will refer to TopBuild Corp. in this Proxy Statement as “we,” “us,” “our,” the “Company” or “TopBuild.”

About TopBuild

We are the leading installer and distributor of insulation products to the U.S. construction industry, based on revenue. We provide insulation installation services nationwide through our TruTeam contractor services business, which has over 170 installation branches located in 41 states. We distribute insulation and other building products including rain gutters, fireplaces, closet shelving and roofing materials through our Service Partners business, which has over 70 distribution centers in 33 states. Further, through our Home Services subsidiary and our Environments For Living® program, we offer a number of services and tools designed to assist builders with applying the principles of building science to new home construction.

Our principal executive office is located at 475 North Williamson Boulevard, Daytona Beach, Florida 32114. Our telephone number is (386) 304‑2200 and our website is located at www.topbuild.com. Our common stock trades on the NYSE under the symbol BLD. Our internet website and the information thereon or connected thereto is not incorporated into or made a part of this Proxy Statement.

GENERAL INFORMATION ABOUT THE MEETING AND VOTING

Q:	Why is TopBuild distributing this Proxy Statement?
A:

We are distributing this Proxy Statement and, if you requested to receive printed proxy materials, the enclosed proxy card, because the Board is soliciting your proxy to vote at the Annual Meeting (to be held on May 1, 2017) and at any postponements or adjournments of the Annual Meeting. This Proxy Statement summarizes information that is intended to assist you in making an informed vote on the proposals described in this Proxy Statement.

Q:	Why did I receive a Notice of Internet Availability of Proxy Materials?
A:

We have elected to take advantage of the U.S. Securities and Exchange Commission (the “SEC”) rules that allow companies to furnish proxy materials to shareholders via the Internet. If you received a Notice by mail, you will not receive a printed copy of the proxy materials unless you specifically request one. The Notice instructs you on how to access and review this proxy statement and our 2016 Annual Report as well as how to vote by Internet. If you received the Notice and would still like to receive a printed copy of our proxy materials, you should follow the instructions for requesting these materials included in the Notice. As stated in the Notice, the request should be made on or before April 17, 2017, to facilitate timely delivery.

We commenced mailing the Notice to certain shareholders on or about March 22, 2017. We will also mail a printed copy of this proxy statement and form of proxy to certain shareholders, and we commenced mailing on or about March 22, 2017.

TopBuild Corp. - Proxy Statement - 5

Q:	Who is entitled to vote at the Annual Meeting?
A:

Only shareholders of record as of the close of business on March 8, 2017 (the “Record Date”), are entitled to vote at the Annual Meeting. On that date, there were 37,800,693 shares of our common stock outstanding and entitled to vote.

Q:	How many shares must be present to conduct the Annual Meeting?
A:

We must have a “quorum” present in person or by proxy to hold the Annual Meeting. A quorum is achieved through the presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the total voting power of all outstanding common stock of the Company generally entitled to vote at the Annual Meeting. Abstentions and broker non-votes (defined below) will be counted for the purpose of determining the existence of a quorum.

Q:	What am I voting on?
A:	Three (3) proposals are scheduled for a vote at the Annual Meeting:

•     Election of Mark A. Petrarca and Margaret M. Whelan as Class II Directors to the Company’s Board of Directors;

•     Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017; and

•     Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

As of the date of this proxy statement, our Board does not know of any other business to be presented at the Annual Meeting.
Q:	How does the Board recommend that I vote?
A:	The Board’s recommendation for each proposal is set forth in this proxy statement together with the description of each proposal. In summary, the Board recommends a vote:

•     FOR the election of each of Mark A. Petrarca and Margaret M. Whelan as Class II Directors;

•     FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017; and

•     FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers.

Q:	How do I vote before the Annual Meeting?
A:

You may vote your shares before the Annual Meeting (1) by telephone, (2) through the Internet, or (3) by completing and mailing a proxy card if you receive your proxy materials by mail. If you vote by telephone or via the Internet, you do not need to return your proxy card or voting instruction form. With respect to the election of directors, you may vote “FOR” all of the nominees to the Board, you may withhold authority to vote for any nominee you specify or you may withhold authority to vote for both of the nominees as a group. For the advisory votes on the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017, and the compensation of the Company’s named executive officers, you may vote “FOR” or “AGAINST” or abstain from voting.

Q:	May I vote in person at the Annual Meeting?
A:	Yes, you may vote your shares at the Annual Meeting if you attend in person. Even if you plan to attend the Annual Meeting in person, we recommend that you also submit your proxy or voting

TopBuild Corp. - Proxy Statement - 6

instructions as described above, or as directed by your broker if you hold your shares through a broker, so that your vote will be counted if you later decide not to attend the Annual Meeting.
Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?
A:

If your shares are registered in your name on the Company’s books and records or with our transfer agent, Computershare, you are the “shareholder of record” of those shares, and this Notice of Annual Meeting and Proxy Statement and any accompanying documents have been provided directly to you by us. In contrast, if you purchased your shares through a brokerage or other financial intermediary, the brokerage or other financial intermediary will be the “shareholder of record” of those shares. Generally, when this occurs, the brokerage or other financial intermediary will automatically put your shares into “street name,” which means that the brokerage or other financial intermediary will hold your shares in its name or another nominee’s name and not in your name, but will keep records showing you as the real or “beneficial owner.” If you hold shares beneficially in street name, this Notice of Annual Meeting and Proxy Statement and any accompanying documents have been forwarded to you by your broker, bank or other holder of record.

Q:	How do I vote if my bank or broker holds my shares in “Street Name”?
A:

If you hold shares beneficially, you may vote by submitting the voting instruction form you receive from your broker. Telephone and Internet voting may also be available – please refer to the voting instruction card provided by your broker.

Q:	How many votes do I have?
A:

Each share of common stock that you own as of the close of business on the Record Date (March 8, 2017) entitles you to one (1) vote on each matter voted upon at the Annual Meeting. As of the close of business on the Record Date, there were 37,800,693 shares of our common stock outstanding.

Q:	May I change my vote?
A:

Yes, you may change your vote or revoke your proxy at any time before the vote at the Annual Meeting. You may change your vote prior to the Annual Meeting by executing a valid proxy card bearing a later date and delivering it to us prior to the Annual Meeting at TopBuild Corp., Attention: Vice President, General Counsel and Secretary, 475 North Williamson Boulevard, Daytona Beach, Florida 32114. Submitting a proxy card will revoke votes you may have made with a previous proxy card. You may withdraw your vote at the Annual Meeting and vote in person by giving written notice to our Vice President, General Counsel and Secretary (the “Secretary”). You may also revoke your vote without voting by sending written notice of revocation by April 30, 2017, to the Secretary at the above address. Attendance at the meeting will not by itself revoke a previously granted proxy.

Q:	How are my shares voted if I submit a proxy card but do not specify how I want to vote?
A:

If you submit a properly executed proxy card but do not specify how you want to vote, your shares will be voted “FOR” the election of each of the Company’s nominees for director; “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017; and “FOR” advisory approval of the compensation of the Company’s named executive officers.

If other business is properly brought before the Annual Meeting, the persons named on the proxy card will vote on such other matters in their discretion.

TopBuild Corp. - Proxy Statement - 7

If you hold your shares beneficially, such as through a broker, and not of record, see the question above titled “How do I vote if my bank or broker holds my shares in ‘Street Name’?”
Q:	How many votes are needed to approve each of the proposals?

A:	Proposal	Vote Required	Broker Discretionary Voting Allowed
	Election of Directors	Plurality of votes cast	No
	Ratification of Appointment of PricewaterhouseCoopers LLP	Majority of votes cast	Yes
	Advisory Vote on Executive Compensation	Majority of votes cast	No

Election of Directors. Directors will be elected on a plurality basis. This means that the two (2) candidates receiving the highest number of “FOR” votes will be elected. A properly executed proxy card marked “WITHHOLD” with respect to the election of a director nominee will be counted for purposes of determining if there is a quorum at the Annual Meeting, but will not be considered to have been voted for or against the director nominee. Withhold votes and broker non-votes will have no effect on the outcome of the election.

Ratification of the Appointment of PricewaterhouseCoopers LLP. The affirmative vote of the holders of a majority of the votes cast is required for approval of this proposal. Abstentions and broker non-votes will not be counted as votes cast, although they will have the practical effect of reducing the number of affirmative votes required to achieve a majority by reducing the total number of shares from which the majority is calculated.

Advisory Vote on Compensation of Named Executive Officers. The affirmative vote of the holders of a majority of the votes cast is required for approval of this proposal. Abstentions and broker non-votes will not be counted as votes cast, although they will have the practical effect of reducing the number of affirmative votes required to achieve a majority by reducing the total number of shares from which the majority is calculated.

Q:	What is the effect of an abstention?
A:

The shares of a shareholder who abstains from voting on a matter will be counted for purposes of determining whether a quorum is present at the meeting so long as the shareholder is present in person or represented by proxy. An abstention from voting on a matter by a shareholder present in person or represented by proxy at the meeting has no effect on the election of directors. In addition, abstentions will not be counted as votes cast on the proposals to ratify the appointment of PricewaterhouseCoopers LLP or to approve, on an advisory basis, the compensation of our named executive officers, although they will have the practical effect of reducing the number of affirmative votes required to achieve a majority by reducing the total number of shares from which the majority is calculated.

Q:	Will my shares be voted if I don’t provide instructions to my broker?
A:

If you are the beneficial owner of shares held in “street name” by a broker, you must instruct your broker how to vote your shares. If you do not provide voting instructions at least ten (10) days prior to the Annual Meeting date, your broker will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items (we refer to the latter case as a broker non-vote). In the case of a broker non-vote, your broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum, but will not be able to vote on those matters for which specific authorization is required under the rules of the NYSE.

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Under NYSE rules, the proposal to elect directors and the advisory vote to approve the compensation of our named executive officers are non-discretionary matters for which specific instructions from beneficial owners are required. As a result, your broker will not be allowed to vote with respect to the election of directors or the proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers on your behalf if you do not provide your broker with specific voting instructions on these proposals.

Your broker will be allowed to vote with respect to the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

Your vote is important, and we strongly encourage you to vote your shares by following the instructions provided on the Notice, the proxy card or the voting instruction form provided by your broker. Please vote promptly.

Q:	Who will count the votes?
A:	Votes will be counted by representatives of Broadridge Financial Solutions, Inc.
Q:	Do shareholders have any appraisal or dissenters’ rights on the matters to be voted on at the Annual Meeting?
A:

No, shareholders of the Company will not have rights of appraisal or similar dissenters’ rights with respect to any of the matters identified in this proxy statement to be acted upon at the Annual Meeting.

Q:	What do I need for admission to the Annual Meeting?
A:

Attendance at the Annual Meeting or any adjournment or postponement thereof will be limited to record and beneficial holders of our common stock as of the Record Date, individuals holding a valid proxy from a record holder, and other persons authorized by the Company. If you are a shareholder of record, your name will be verified against the list of shareholders of record prior to your admittance to the Annual Meeting or any adjournment or postponement thereof. You should be prepared to present photo identification for admission. If you hold your shares in Street Name, you will need to provide proof of beneficial ownership on the Record Date, such as a brokerage account statement showing that you owned shares of our common stock as of the Record Date, a copy of a voting instruction form provided by your broker, bank or other nominee, or other similar evidence of ownership as of the Record Date, as well as your photo identification, for admission. If you do not provide photo identification or comply with the other procedures described above upon request, you will not be admitted to the Annual Meeting or any adjournment or postponement thereof. For security reasons, you and your bags will be subject to search prior to your admittance to the Annual Meeting.

Q:	Who pays for the Company’s solicitation of proxies?
A:

The Company will bear the cost of the solicitation of proxies. In addition to mail and email, proxies may be solicited personally, via the Internet, by telephone, by facsimile, or by our employees without additional compensation. We will reimburse brokers and other persons holding shares of our common stock in their names, or in the names of nominees, for their expenses (in accordance with the fee schedule approved by the NYSE) for forwarding proxy materials to principals and beneficial owners and obtaining their proxies.

Q:	How can I find out the results of the voting at the Annual Meeting?
A:

We will announce the results of the voting at the Annual Meeting promptly once they are available and will report final results in a Current Report on Form 8‑K filed with the SEC on or prior to the fourth business day immediately following the Annual Meeting.

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Q:	What is “householding” and how does it work?
A:

SEC rules permit us to deliver only one (1) copy of our annual report and this proxy statement or the Notice to multiple shareholders who share the same address and have the same last name, unless we received contrary instructions from a shareholder. This delivery method, called “householding,” reduces our printing and mailing costs. Shareholders who participate in householding and who request to receive printed proxy materials will continue to receive separate proxy cards.

We will deliver promptly upon written or oral request a separate copy of our annual report and proxy statement or Notice to any shareholder who received these materials at a shared address. To receive a separate copy of the 2016 Annual Report or this proxy statement, or if you wish to receive separate copies of future annual reports and/or proxy statements, please contact our investor relations department by telephone at (386) 763‑8801 or in writing at 475 North Williamson Boulevard, Daytona Beach, Florida 32114.

If you and other shareholders of record with whom you share an address currently receive multiple copies of annual reports and/or proxy statements, or if you hold stock in more than one (1) account and, in either case, you wish to receive only a single copy of the annual report or proxy statement for your household, please contact our transfer agent, Computershare, at (866) 230‑0666.

If you are a beneficial owner, you can request additional copies of the annual report and proxy statement or you may request householding information from your bank, broker or nominee.

CORPORATE GOVERNANCE

Good governance is a critical part of our corporate culture. The following provides an overview of certain of our governance practices:

Board of Directors	Board Alignment with Shareholders
•Size of Board – 7 •Directors elected by plurality vote of shareholders •Non-CEO Chair •All directors are expected to attend the Annual Meeting	•Annual equity grants align directors and executives with shareholders •Recommends annual advisory approval of executive compensation •Stock ownership requirements for officers and directors
Board Composition	Compensation
•Number of independent directors – 6 •Diverse Board •3 current or former Chief Executive Officers •4 financial experts on Audit Committee	•No employment agreements •Executive compensation is tied to performance •Incentive plan claw-backs •Independent advisor hired by the Compensation Committee
Board Processes	Integrity and Compliance

•Independent directors meet without management present

•Annual Board and Committee self-assessments

•Board orientation/evaluation program

•Board plays active role in risk oversight

•Corporate Governance Guidelines approved by Board

•Code of Business Ethics •Environmental, health and safety guidelines •Annual training on ethical behavior

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The Board has adopted Corporate Governance Guidelines (the “Guidelines”) that contain general principles regarding the responsibilities and function of our Board and Board Committees. The Guidelines set forth the Board’s governance practices with respect to leadership structure, Board meetings and access to senior management, director compensation, director qualifications, Board performance, management evaluation and succession planning and enterprise risk management. The Guidelines are available at http://www.topbuild.com/Investors/Corporate-Governance/Governance-Documents/.

The Board has also adopted a Code of Business Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other senior officers, in accordance with applicable rules and regulations of the SEC and the NYSE. Our Code of Business Ethics is available at http://www.topbuild.com/Investors/Corporate-Governance/Governance-Documents/.

Board Leadership Structure

The Board does not have a policy as to whether the roles of Chairman of the Board and Chief Executive Officer should be separate or combined. The Board currently separates the roles of Chairman of the Board of Directors and Chief Executive Officer. Alec C. Covington, an independent director, currently serves as the Chairman of the Board. We believe that separation of the positions of Chairman of the Board and Chief Executive Officer reinforces the independence of the Board in its oversight of our business and affairs, is more conducive to objective evaluation and oversight of management’s performance, increases management accountability and improves the Board’s ability to monitor whether management’s actions are in the best interests of the Company and its shareholders.

The Board’s independent oversight function is further enhanced by the fact that all three (3) Committees are composed entirely of independent directors, the directors have complete access to management, the Board and these Committees may retain their own advisors and the independent Compensation Committee regularly evaluates the performance of our senior executive officers against pre-determined goals.

Certain Relationships and Related Party Transactions

The Board has adopted a related person transactions policy that requires the Board or a designated committee thereof consisting solely of independent directors to approve or ratify any transaction involving us in which any director, director nominee, executive officer, 5% beneficial owner of our common stock or any of their immediate family members has a direct or indirect material interest. This policy covers financial transactions, arrangements or relationships or any series of similar transactions, arrangements or relationships, including indebtedness and guarantees of indebtedness, as well as transactions involving employment and similar relationships. This policy excludes transactions determined by the Board or a committee of independent directors not to create or involve a material interest on the part of the related person, such as transactions involving the purchase or sale of products or services in the ordinary course of business in transactions of $120,000 or less, transactions in which the related person’s interest is derived solely from service as a director of another entity that is a party to the transaction and transactions in which the related person’s interest derives solely from his or her ownership (together with that of any other related persons) of less than 10% of the equity interests in another entity (other than a general partnership interest) which is a party to the transaction. The policy requires directors, director nominees and executive officers to provide prompt written notice to the Secretary of any related person transaction so it can be reviewed by the Board or a designated committee thereof consisting solely of independent directors to determine whether the related person has a direct or indirect material interest. If the Board or a designated committee thereof consisting solely of independent directors determines that this is the case, the Board or such committee will consider all relevant information to assess whether the transaction is in, or not inconsistent with, our best interests and the best interests of our shareholders. The Board reviews this policy annually and makes changes as appropriate.

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Compensation Committee Interlocks and Insider Participation

In 2016, none of our executive officers or directors was a member of the board of directors of any other company where the relationship would be considered a compensation committee interlock under SEC rules.

Potential Director Candidates

The Governance Committee is responsible for screening potential director candidates and recommending qualified candidates to the full Board. We expect our Board to consist of individuals with appropriate skills and experiences to meet Board governance responsibilities and to contribute effectively to our Company. The Governance Committee seeks to ensure that the Board reflects a range of talents, ages, skills, diversity and expertise, particularly in the areas of accounting and finance, management, domestic markets, governmental/regulatory and leadership, sufficient to provide sound and prudent guidance with respect to our operations and interests. Our Board seeks to maintain a diverse membership, but does not currently have a separate policy on diversity.

The Governance Committee does not have a specific policy regarding consideration of any director candidates recommended by shareholders. The Governance Committee will consider director candidates recommended by shareholders, using the same criteria as for other candidates. Shareholders may submit recommendations in accordance with the procedures for nominations and proposals for other business to be brought at the Annual Meeting, as set forth in this proxy statement.

Risk Management

While our management is responsible for the day-to-day management of risks to the Company, our Board has broad oversight responsibility for our risk management programs.

Our Board exercises risk management oversight and control both directly and indirectly, the latter through various Board committees. Our Board regularly reviews information regarding the Company’s credit, liquidity and operations, including the risks associated with each. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s compensation policies and practices. The Audit Committee is responsible for oversight of financial risks, including the steps the Company has taken to monitor and mitigate these risks. The Governance Committee is responsible for oversight of risks related to corporate governance and, in its role of reviewing and maintaining the Company’s Corporate Governance Guidelines and Code of Business Ethics, manages risks associated with the independence of the Board and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports and by the Chief Executive Officer about the known risks to the strategy and the business of the Company.

Corporate Governance Documents

Current copies of the following corporate governance documents are on our website at http://www.topbuild.com/Investors/Corporate-Governance/Governance-Documents:

•	Corporate Governance Guidelines
•	Code of Business Ethics
•	Audit Committee Charter
•	Compensation Committee Charter
•	Governance Committee Charter

We will provide any of these documents in print to any shareholder upon written request to TopBuild Investor Relations, 475 North Williamson Boulevard, Daytona Beach, Florida 32114.

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Communications to the Board

Shareholders and other parties interested in communicating directly with the Board, an individual director, the non-management directors as a group, or a Board Committee should send such communications to the following address:

TopBuild Corp.
c/o Vice President, General Counsel and Secretary
475 North Williamson Boulevard
Daytona Beach, Florida 32114, USA

The Secretary will receive and process all communications. The Secretary will forward all communications unless the Secretary determines that a communication is a business solicitation or advertisement, or is a request for general information about the Company.

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PROPOSAL 1: ELECTION OF DIRECTORS

Our board of directors consists of seven (7) directors, six (6) of whom the Board has determined satisfy the Company’s Director Independence Standards (“Categorical Standards”), which track the NYSE director independence standards.

The Company’s Board has three (3) staggered classes of Directors, each of whom serves for a term of three (3) years. At the Annual Meeting, the Board’s Class II Directors will be elected to hold office for a term of three (3) years or until their respective successors are elected and qualified. Unless otherwise instructed, the shares represented by validly submitted proxy cards will be voted “FOR” the election of the belowlisted Board nominees to serve as Class II Directors of the Company.

Management has no reason to believe that the belowlisted Board nominees will not be candidates or will be unable to serve as Class II Directors. However, in the event that either of the belowlisted Board nominees should become unable or unwilling to serve as Class II Director(s), the proxy card will be voted for the election of such alternate person(s) as shall be designated by the Board. If any alternate person(s) is/are designated by the Board to serve as Class II Director nominee(s), the Company will publicly notify shareholders by press release and will promptly distribute to shareholders revised proxy materials (including a revised proxy card if you requested to receive printed proxy materials) that (i) identify each such substitute nominee, (ii) disclose whether such substitute nominee has consented to being named in the revised proxy statement and to serve if elected and (iii) include certain other disclosures required by applicable federal proxy rules and regulations with respect to each such substitute nominee. Under our amended and restated certificate of incorporation, vacancies on the Board shall, except as otherwise required by law, be filled solely by a majority of the directors then in office or by the sole remaining director, and each director so elected shall hold office for a term that shall coincide with the term of the Class to which such director shall have been elected.

Information about Director Nominees and Continuing Directors

Nominees for election as directors with terms expiring in 2020

A. O. Smith Corporation
Mark A. Petrarca

Director Since: 2015 Senior Vice President of Human Resources and Public Affairs, A. O. Smith Corporation Age: 53 Independent Committees: Audit, Compensation (Chair) and Governance

Experience and Qualifications:

Mr. Petrarca has served as the Senior Vice President of Human Resources and Public Affairs of A. O. Smith Corporation, a global manufacturer of residential and commercial water heating equipment, since 2005. In this role, he is responsible for all human resource activities, including policy and strategy development, performance management, employee relations, compensation and benefits and organizational development and succession planning, as well as public affairs and communications. Mr. Petrarca joined A. O. Smith Corporation in 1999, serving as Vice President-Human Resources for its Water Products Company until 2005. Mr. Petrarca was previously employed as Director of Human Resources for Strike Weapon Systems, a division of Raytheon Systems Company, and in various manufacturing and human resources positions at the Defense Systems and Electronics Group of Texas Instruments.

Mr. Petrarca brings strong expertise in domestic and international human resources and insight into employee relations issues, public affairs and communications. He provides us with valuable experience in

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policy and strategy development, performance management, organizational development, succession planning, executive compensation and mergers and acquisitions. He also has a deep understanding of the building products industry. The Board has affirmatively determined that Mr. Petrarca is independent.

Margaret M. Whelan

Director Since: 2015 Chief Executive Officer, Whelan Advisory, LLC Age: 44 Independent Committees: Audit, Compensation and Governance Audit Committee Financial Expert

Experience and Qualifications:

Ms. Whelan has served as Chief Executive Officer of Whelan Advisory, LLC since 2014, providing strategic and financial counsel to leaders of both public and private companies in the U.S. and Canada. Previously, she served as the Chief Financial Officer of Tricon Capital Group, an asset manager and investor in the North American residential real estate industry, from 2013 to 2014. From 2007 to 2013 she served as the Managing Director—Real Estate & Lodging Investment Banking Group of J.P. Morgan. In that role, Ms. Whelan managed the key relationships and risk associated with public and private homebuilders, residential real estate developers and financial sponsors. From 1997 to 2007 she was employed by UBS Investment Bank as the Managing Director—Builder & Building Products Equity Analyst, Global Head of House Research. She was previously employed by Merrill Lynch as an Equity Research Associate.

Ms. Whelan’s extensive knowledge of the building industry, gained through her experience as an analyst, together with her financial experience, provides us with strategic insight and a valuable perspective of the housing market and its key participants and dynamics. Further, her investment banking experience assists us as we evaluate growth opportunities. The Board has affirmatively determined that Ms. Whelan is independent.

The Board of Directors recommends that you vote “FOR” the election of Mark A. Petrarca and Margaret M. Whelan as Class II Directors.

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Continuing directors with terms expiring in 2018

Gerald Volas

Director Since: 2015 Chief Executive Officer Age: 62 Committees: None

Experience and Qualifications:

Mr. Volas has served as our Chief Executive Officer since June 2015. Mr. Volas was a Group President at Masco Corporation (“Masco”) from 2006 to June 2015 and prior to that, President of Liberty Hardware Mfg. Corp., a Masco operating company, from 2001 to 2005. From 1996 to 2001, he served as a Group Controller supporting a variety of Masco operating companies; and from 1982 to 1996, he served in progressive financial roles including Vice President/Controller at BrassCraft Manufacturing Company. Mr. Volas is a Certified Public Accountant. Mr. Volas is a director of Trex Company, Inc., a manufacturer of wood alternative decking and related products, serving since March 2014.

Mr. Volas’ leadership positions with Masco and Masco’s subsidiaries give him company-specific knowledge in all areas important to TopBuild’s performance including, among others, key markets, personnel, customer relationships, operations, marketing, finance and risk management.

Carl T. Camden

Director Since: 2015 Chief Executive Officer and President, Kelly Services, Inc. Age: 62 Independent Committees: Audit, Compensation and Governance Audit Committee Financial Expert

Experience and Qualifications:

Mr. Camden has served as Chief Executive Officer of Kelly Services, Inc., a global provider of outsourcing and consulting services and workforce solutions, since 2006 and as its President since 2001. He joined Kelly Services in 1995 and has served in various executive roles with responsibilities for sales, marketing and strategy. Prior to joining Kelly Services, Mr. Camden was employed as a Senior Vice President and Director of Corporate Marketing for KeyCorp, a financial services company. He has been a director of Kelly Services since 2002, and Temp Holdings Co., Ltd. since 2008. From 2006 to 2013, Mr. Camden was also a director of the Federal Reserve Bank of Chicago, Detroit Branch, serving as its Chairman from 2011 to 2013.

Mr. Camden has significant experience and expertise in executive management, human resource strategies, labor dynamics, economics and marketing. His strong leadership skills as well as his considerable knowledge and experience in the factors that affect the labor market and global business operations are an asset to our Company. The Board has affirmatively determined that Mr. Camden is independent.

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Joseph S. Cantie

Director Since: 2015 Former Chief Financial Officer, TRW Automotive Holdings Corp. Age: 53 Independent Committees: Audit (Chair), Compensation and Governance Audit Committee Financial Expert

Experience and Qualifications:

Mr. Cantie is the former Executive Vice President and Chief Financial Officer of TRW Automotive Holdings Corp., a diversified global supplier of automotive systems, modules and components, a position he held from February 2003 until January 2016. From 2001 to 2003, Mr. Cantie was Vice President, Finance for the automotive business of TRW, Inc., a global aerospace, systems and automotive conglomerate. Mr. Cantie served as TRW Inc.’s Vice President, Investor Relations from 1999 until 2001. From 1996 to 1999, Mr. Cantie was employed by LucasVarity plc, serving in several executive positions, including Vice President and Controller. Prior to joining LucasVarity, Mr. Cantie was employed as a certified public accountant with the international accounting firm of KPMG. Mr. Cantie is a director of Delphi Automotive PLC, an automotive parts company, and Summit Materials, Inc., a vertically-integrated construction materials company.

Mr. Cantie brings to our Board significant experience leading the finance organization of a large company. His background and expertise provides us with a deeper understanding of finance, financial operations, capital markets and investor relations. The Board has affirmatively determined that Mr. Cantie is independent.

Continuing directors with terms expiring in 2019

Dennis W. Archer PLLC
Dennis W. Archer

Director Since: 2015 Chairman and Chief Executive Officer of Dennis W. Archer PLLC Chairman Emeritus of Dickinson Wright PLLC Age: 75 Independent Committees: Audit, Compensation and Governance

Experience and Qualifications:

Mr. Archer has served as Chairman and Chief Executive Officer of Dennis W. Archer PLLC since 2010. He has also served as Chairman Emeritus of Dickinson Wright PLLC since 2010, prior to which he was Chairman from 2002 to 2009. Mr. Archer was Chair of the Detroit Regional Chamber from 2006 to 2007, and President of the American Bar Association from 2003 to 2004. He served two (2) terms as Mayor of the City of Detroit, Michigan from 1994 through 2001 and was President of the National League of Cities from 2000 to 2001. He was appointed as an Associate Justice of the Michigan Supreme Court in 1985, and in 1986 was elected to an eight (8) year term. From 2002 through 2014, Mr. Archer served as a director of Johnson Controls, Inc. and Compuware Corporation. He also served as director of Masco Corporation from 2004 through 2016.

Mr. Archer’s long and distinguished career as an attorney and judge provides our Board with specific expertise and a unique understanding of litigation and other legal matters. As a result of his position as Mayor of Detroit, he has broad leadership, administrative and financial experience and is also

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knowledgeable in the area of governmental relations. The Board has affirmatively determined that Mr. Archer is independent.

Alec C. Covington

Director Since: 2015 Managing Director, Haynes Park Capital, LLC Age: 60 Independent/Chairman of the Board Committees: Audit, Compensation and Governance (Chair) Audit Committee Financial Expert

Experience and Qualifications:

Mr. Covington has served as Managing Director of Haynes Park Capital, LLC, a private investment and business consulting firm, since forming the company late in 2013. Mr. Covington served as the President and Chief Executive Officer of Nash-Finch Company, a food distribution company, from 2006 until the company merged with Spartan Stores, Inc. in 2013. From 2004 to 2006, he served as both President and Chief Executive Officer of Tree of Life, Inc., a specialty food distributor, and as a member of the Executive Board of Tree of Life’s parent corporation, Royal Wessanen NV, a corporation based in the Netherlands. From 2001 to 2004, Mr. Covington was Chief Executive Officer of AmeriCold Logistics, LLC, a company that specializes in temperature-controlled warehousing and logistics for the food industry. Prior to that time, Mr. Covington was the President of Richfood Inc. and Executive Vice President of Supervalu Inc.

Mr. Covington has a strong background in distribution, supply chain operations and logistics. His significant leadership, executive management experience and expertise in the areas of management, operations and business development provide us with a broad-based understanding of areas important to our growth and operations. The Board has affirmatively determined that Mr. Covington is independent.

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BOARD OF DIRECTORS AND COMMITTEES

Board Meetings and Committees

Our business is managed under the direction of the Board. The Board has established the following standing committees: Audit; Compensation; and Governance. The membership and function of each committee is described herein.

In fiscal 2016, the Board held seven (7) meetings. All of the directors attended 100% of the meetings of the Board and the Committees on which they served. Directors are expected to attend the Annual Meeting. All of the directors attended the 2016 Annual Meeting of shareholders.

COMMITTEES OF THE BOARD

Each Committee has a written charter that sets forth in detail the duties and responsibilities of the Committee. Current copies of each of the Committee charters are available on our website at http://www.topbuild.com/Investors/Corporate-Governance/Governance-Documents/.

Audit Committee

Roles and responsibilities:	Fiscal 2016 Membership

• Appointing and overseeing a firm to serve as the independent registered public accounting firm to audit our financial statements;

• Ensuring the independence of the independent registered public accounting firm;

• Discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and that firm, our interim and year-end financial results;

• Reviewing and reassessing the adequacy of our Code of Business Ethics;

• Establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;

• Measuring the adequacy of our internal controls and internal audit function; and

• Approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

Joseph S. Cantie (Chair)
Dennis W. Archer
Carl T. Camden
Alec C. Covington
Mark A. Petrarca
Margaret M. Whelan

Number of Meetings in FY 2016:

Five (5)

Independence:

• All members of the Audit Committee meet the independence and financial literacy standards and requirements of the NYSE and the SEC

• The Board has determined that Messrs. Cantie, Camden, Covington and Ms. Whelan qualify as “audit committee financial experts” as defined by SEC rules

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Governance Committee

Roles and responsibilities:	Fiscal 2016 Membership

• Identifying and recommending candidates for officers and membership on our board of directors and recommending directors for appointment to the committees of our board of directors;

• Reviewing the adequacy of our Code of Business Ethics as it relates to directors and executive officers, and overseeing compliance with the Code of Business Ethics by directors;

• Overseeing the process of evaluating the performance of the Board and management;

• Overseeing an orientation and continuing education program for directors; and

• Assisting the Board on corporate governance matters, including reviewing and recommending any proposed changes to our Corporate Governance Guidelines, Code of Business Ethics, amended and restated bylaws and amended and restated certificate of incorporation.

Alec C. Covington (Chair)
Dennis W. Archer
Carl T. Camden
Joseph S. Cantie
Mark A. Petrarca
Margaret M. Whelan

No. of Meetings in FY 2016:

Five (5)

Independence:

• All members meet the independence standards and requirements of the NYSE

Compensation Committee

Roles and responsibilities:	Fiscal 2016 Membership

• Reviewing and approving the Company’s compensation and benefits policies generally (subject, if applicable, to shareholder ratification), including reviewing and approving incentive compensation plans and equity-based plans of the Company;

• Making recommendations to the Board with respect to incentive compensation plans and equity-based plans;

• Approving and ratifying the grant of awards under the Company’s incentive compensation and equity-based plans, including amendments to the awards made under any such plans, and reviewing and monitoring awards under such plans;

• Reviewing and approving corporate goals and objectives relevant to executive compensation for each of the Company’s senior corporate executives, evaluating each executive’s performance in light of such goals and objectives, and setting each executive’s compensation based on such evaluation and other factors as the Committee deems appropriate and in the best interests of the Company; and

• Determining the long-term incentive compensation component of senior corporate executives’ compensation by considering such factors as the Committee deems appropriate and in the best interests of the Company.

Committee Advisors:

• Role of Executive Officers. The Chief Executive Officer (“CEO”) and certain other executives assist the Compensation Committee with its review of the compensation of our officers. At the Compensation Committee’s request, the CEO provides input for the Compensation

Mark A. Petrarca (Chair)
Dennis W. Archer
Carl T. Camden
Joseph S. Cantie
Alec C. Covington
Margaret M. Whelan

No. of Meetings in FY 2016:

Seven (7)

Independence:

• All members of the Committee are independent directors as defined by the NYSE and are not eligible to participate in any of our compensation plans or programs, except our Non-Employee Directors Equity Program

• All members are “non-employee directors” (within the meaning of Rule 16b‑3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and “outside directors” (within the meaning of Section 162(m) of the Code)

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Committee to consider regarding the performance and appropriate compensation of the named executive officers other than himself. The CEO does not participate in the Compensation Committee’s deliberations or decisions with regard to his own compensation. The Compensation Committee gives considerable weight to the CEO’s evaluation of the other named executive officers because of his direct knowledge of each executive.

• Role of Compensation Consultants. Our Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser. In accordance with this authority, in March 2016, the Compensation Committee engaged Willis Towers Watson as its independent compensation consultant to provide it with objective and expert analyses, advice and information with respect to executive compensation. All executive compensation services provided by Willis Towers Watson will be directed or approved by the Compensation Committee. See “Compensation Discussion and Analysis” below.

Director Independence

Our Corporate Governance Guidelines and the rules of the NYSE require that a majority of the members of the Board be independent directors. Our Board has adopted its own director independence standards to assist it in assessing director independence (“Categorical Standards”). These Categorical Standards are available on our web site. The Categorical Standards have been designed to comply with the NYSE standards for director independence. For a director to be independent, the Board must affirmatively determine that the director has no direct or indirect material relationship with the Company. When assessing materiality, the Board considers all relevant facts and circumstances including, without limitation, transactions between the Company and the director directly, immediate family members of the director, or organizations with which the director is affiliated, and the frequency and dollar amounts associated with these transactions. The Board further considers whether the transactions were at arm’s length in the ordinary course of business and whether the transactions were consummated on terms and conditions similar to those of unrelated parties.

One of our directors, Mr. Carl Camden, is the President and Chief Executive Officer of Kelly Services, Inc., a temporary staffing company. We paid Kelly Services $77,813 for services in the year ended December 31, 2016. These services consisted of temporary field and insulation installation construction labor. The Board considered these payments in connection with its assessment of Mr. Camden’s status as an independent director, including for purposes of membership on our Audit Committee and Compensation Committee.

The Board considered the nature of the services provided by Kelly Services to the Company, the fact that the Company’s relationship with Kelly Services predated Mr. Camden’s appointment to our Board and the fact that the payments by the Company comprised significantly less than one (1) percent of Kelly Services’ 2016 revenue.

After considering our Categorical Standards, as well as the NYSE independence standards and the transactions described above, the Board determined that none of the current directors or director nominees, other than Mr. Volas (who is a current employee of the Company), has a material relationship with the Company, and that each of these directors (other than Mr. Volas) is independent.

The Board has also determined that all members of the Audit Committee meet the independence and financial literacy standards and requirements of the NYSE and the SEC. The Board has also determined

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that all members of the Compensation Committee meet the independence standards of the NYSE, and that all members of the Compensation Committee are “non-employee directors” (within the meaning of Rule 16b‑3 of the Exchange Act) and “outside directors” (within the meaning of Section 162(m) of the Code).

Summary

We have provided certain information about the capabilities, experience and other qualifications of our directors in their biographies and as set forth above. The Board considered these qualifications in particular in concluding that each current director and director nominee is qualified to serve as a director of the Company. In addition, the Board has determined that each director and director nominee possesses the skills, judgment, experience, reputation and commitment to make a constructive contribution to the Board.

DIRECTOR COMPENSATION

As compensation for their service on our Board, each of our non-employee directors receive an annual retainer of $170,000, of which $75,000 is paid in cash and $95,000 is paid in the form of restricted stock. Additionally, our Chairman of the Board receives an annual cash retainer of $150,000 for service in this position. The additional annual retainers for serving as Chair of the Audit Committee, Compensation Committee and Governance Committee are $20,000, $15,000 and $10,000, respectively. Alec C. Covington declined receipt of the $10,000 annual retainer for serving as Chair of the Governance Committee. Our non-employee directors do not receive any perquisites. Mr. Gerald Volas, who is a director and Chief Executive Officer of our company, does not receive additional compensation for service as a director. The table below shows compensation for the year ended December 31, 2016.

Director Compensation Table

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards($)(2)	Total ($)
Alec C. Covington	225,000	95,137	320,137
Joseph S. Cantie	95,000	95,137	190,137
Mark A. Petrarca	90,000	95,137	185,137
Carl T. Camden	75,000	95,137	170,137
Dennis W. Archer	75,000	95,137	170,137
Margaret M. Whelan	75,000	95,137	170,137

(1) Gerald Volas, the Company’s Chief Executive Officer and a director, is not included in this table as he is an employee of the Company and receives no additional compensation for his service as a director. The compensation received by Mr. Volas as an employee of the Company is shown in the Summary Compensation Table.

(2) This column reflects the grant date fair value of the entire amount of awards granted to our independent directors, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718, excluding estimated forfeitures.

Non-Employee Director Stock Ownership Guidelines

Our Governance Committee has adopted a policy requiring that our non-employee directors own five (5) times their annual cash retainer in our common stock. These guidelines become effective upon a non-employee director’s election to the Board and give such directors five (5) years from the effective date to achieve the targeted ownership.

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The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of TopBuild’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate such report by reference.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the company’s financial reporting process on behalf of the Board. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements in the 2016 Annual Report with the Company’s management and independent registered public accounting firm.

Management has the primary responsibility for the financial statements and the reporting process, including the Company’s internal controls systems, and has represented to the Audit Committee that such financial statements were prepared in accordance with generally accepted accounting principles. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees issued by the Public Company Accounting Oversight Board. In addition, the Audit Committee has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence, including the matters in the written disclosures and letter which were received by the Audit Committee from the independent registered public accounting firm, as required by Independence Standard Board No. 1, Independence Discussions with Audit Committees. The Audit Committee has also considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with maintaining the independent registered public accounting firm’s independence.

The Audit Committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee also met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10‑K for the year ended December 31, 2016, for filing with the U.S. Securities and Exchange Commission.

Audit Committee

Joseph S. Cantie (Chair)
Dennis W. Archer
Carl T. Camden
Alec C. Covington
Mark A. Petrarca
Margaret M. Whelan

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COMMON STOCK OWNERSHIP OF OFFICERS, DIRECTORS AND SIGNIFICANT SHAREHOLDERS

Directors and Executive Officers

The following table sets forth, as of March 8, 2017, beneficial ownership of TopBuild common stock by each executive officer named in the Summary Compensation Table in this proxy statement, each director or director nominee, and by all directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC. Except as indicated by footnote and subject to community property laws where applicable, to our knowledge, the persons named in the table below have sole voting and dispositive power with respect to all shares of common stock shown as beneficially owned by them. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options and warrants held by such person that are exercisable as of March 8, 2017 or that will become exercisable within 60 days thereafter are deemed outstanding for purposes of such person’s percentage ownership but not deemed outstanding for purposes of computing the percentage ownership of any other person.

Name of Beneficial Owner(1)	Shares Beneficially Owned	Percent of Class(2)
Dennis W. Archer	8,770	*
Robert Buck(3)	95,856	*
Joseph S. Cantie(4)	14,040	*
Alec C. Covington	5,290	*
Margaret M. Whelan	5,290	*
Carl T. Camden	5,290	*
John Peterson(5)	48,004	*
Mark A. Petrarca	5,290	*
Gerald Volas(6)	295,034	*
Michelle Friel(7)	17,215	*
Paul Joachimczyk	6,440	*
All current directors and executive officers of the company as a group (11) persons	506,519	1.3%

* Less than 1%.

(1) The address for each beneficial owner listed in this table is 475 North Williamson Boulevard, Daytona Beach, Florida 32114.

(2) As of March 8, 2017, we had 37,800,693 shares of our common stock outstanding.

(3) Includes options to acquire 26,652 shares of common stock.

(4) Shares owned by Mr. Cantie include 8,750 shares held in a revocable living trust, of which Mr. Cantie is the trustee.

(5) Includes options to acquire 16,005 shares of common stock.

(6) Shares owned by Mr. Volas include 7,389 shares held in a revocable living trust, of which Mr. Volas is the trustee, 294 shares held in a retirement plan, and options to acquire 170,715 shares of common stock.

(7) Includes options to acquire 7,385 shares of common stock.

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Certain Other Shareholders

As of March 8, 2017, the following were beneficial owners of more than 5% of our outstanding common stock. Unless otherwise indicated, each beneficial owner had sole voting and dispositive power with respect to the common stock held. In accordance with SEC rules, information with respect to each shareholder identified in the table below is derived from its most recently dated Schedule 13G or 13D, as filed by it with the SEC. We do not know, nor do we have reason to believe, that such information is not complete or accurate or that a statement or amendment should have been filed and was not.

Name of Beneficial Owner	Shares Beneficially Owned	Percent of Class(1)
BlackRock Inc.(2)	5,183,037	13.7
The Vanguard Group(3)	3,147,981	8.3
FMR LLC(4)	2,592,194	6.9
Wellington Management Group LLP(5)	2,576,464	6.8
Dimensional Fund Advisors LP(6)	1,920,613	5.1

(1) As of March 8, 2017, we had 37,800,693 shares of our common stock outstanding.

(2) BlackRock Inc. beneficially owned 5,183,037 shares of our common stock, over which it exercises sole dispositive power. The figure includes 5,082,937 shares over which it exercises sole voting power. The address of this shareholder is 55 East 52nd Street, New York, NY 10055. All information with respect to Blackrock is based on its Schedule 13G/A filed with the SEC on January 17, 2017, which additionally identifies those subsidiaries through which it beneficially owns the reported shares of common stock.

(3) Based on a Schedule 13G filed with the SEC on February 10, 2017, The Vanguard Group and certain of its subsidiaries beneficially owned 3,147,981 shares of our common stock, with sole voting power over 50,032 shares, sole dispositive power over 3,097,670 shares and shared dispositive power over 50,311 shares. The address of this shareholder is 100 Vanguard Blvd., Malvern, PA 19355.

(4) Based on a Schedule 13G filed with the SEC on February 14, 2017, FMR LLC beneficially owned 2,592,194 shares of our common stock, with sole voting power over 758,574 shares and sole dispositive power over all of the shares. The address of this shareholder is 245 Summer Street, Boston, Massachusetts 02210.

(5) Pursuant to the Schedule 13G filed with the SEC on February 9, 2017 by Wellington Management Group, LLP, the reporting persons share voting power over 2,015,931 shares and dispositive power over 2,576,464 shares. Pursuant to information contained in such Schedule 13G, all shares as to which such Schedule 13G was filed by Wellington Management Group LLP, as parent holding company of certain holding companies and the Wellington Investment Advisers, are owned of record by clients of the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP controls directly, or indirectly through Wellington Management Global Holdings, Ltd., the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP is owned by Wellington Group Holdings LLP. Wellington Group Holdings LLP is owned by Wellington Management Group LLP.

(6) Based on a Schedule 13G filed with the SEC on February 9, 2017, Dimensional Fund Advisors LP beneficially owned 1,920,613 shares of our common stock, with sole voting power over 1,855,895 shares and sole dispositive power over all of the shares. The address of this shareholder is Building One, 6300 Bee Cave Road, Austin, Texas 78746.

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The following report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of TopBuild’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate such report by reference.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis prepared by management and contained in this proxy statement. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee

Mark A. Petrarca (Chair)
Dennis W. Archer
Carl T. Camden
Joseph S. Cantie
Alec C. Covington
Margaret M. Whelan

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COMPENSATION OF EXECUTIVE OFFICERS

Executive Officers

Set forth below is information about our executive officers. There are no family relationships among any of the officers named below.

Gerald Volas. Mr. Volas, 62, has served as our Chief Executive Officer since June 2015. Mr. Volas was a Group President at Masco from 2006 to June 2015 and prior to that, President of Liberty Hardware Mfg. Corp., a Masco operating company, from 2001 to 2005. From 1996 to 2001, he served as a Group Controller supporting a variety of Masco operating companies; and from 1982 to 1996, he served in progressive financial roles including Vice President/Controller at BrassCraft Manufacturing Company. Mr. Volas holds a Bachelor of Business Administration degree from the University of Michigan at Ann Arbor and is a Certified Public Accountant. Mr. Volas is a director of Trex Company, Inc., a manufacturer of wood alternative decking and related products, serving since March 2014.

Robert Buck. Mr. Buck, 47, has served as our President and Chief Operating Officer since June 2015. Mr. Buck served as Group Vice President of Masco from 2014 until June 2015. In this position, Mr. Buck was responsible for the Installation and Other Services Segment consisting of both Masco Contractor Services and Service Partners. Mr. Buck served as President and Chief Executive Officer of Masco Contractor Services from 2011 until June 2015. Mr. Buck began his career with Masco in 1997 at Liberty Hardware Mfg. Corp., where he spent eight years in several operations leadership roles and worked extensively in international operations. Mr. Buck became Executive Vice President in 2005 and helped lead the merger of another Masco company with Liberty Hardware before being promoted to the office of President in 2007. Mr. Buck holds a Bachelor of Science degree in Information Systems and Operations Management, and a Masters in Business Administration from the University of North Carolina at Greensboro.

John Peterson. Mr. Peterson, 58, has served as our Vice President and Chief Financial Officer since June 2015. Mr. Peterson served as Executive Vice President, Chief Financial Officer of Masco Contractor Services from November 2010 until June 2015. From 2006 to 2010, he was the Chief Financial Officer of Masco Retail Cabinet Group, a Masco subsidiary. From 2001 to 2006, he was the Vice President-Finance for Biolab and from 1998 to 2001, he was the Vice President-Finance, Performance Chemicals Division, both subsidiaries of Great Lakes Chemical, which has since changed its name to Chemtura Corporation. Mr. Peterson holds a Bachelor of Science degree in Accounting from Pennsylvania State University and a Masters in Business Administration from the University of Indianapolis.

Michelle Friel. Ms. Friel, 47, has served as our Vice President, General Counsel and Secretary since June 2015. Ms. Friel joined Masco in 2015. From 2012 to 2015, she was the Executive Vice President and General Counsel for YRC Worldwide, one of the largest transportation providers in the world. She has also acted as President and CEO of YRC Worldwide’s North American subsidiary in Mexico. From 2010 to 2012, she served as Senior Vice President, General Counsel and Corporate Secretary at Spirit AeroSystems Holdings. Ms. Friel holds Bachelor degrees in Anthropology and Atmospheric Science and a Juris Doctorate degree from the University of Kansas.

Paul Joachimczyk. Mr. Joachimczyk, 44, has served as our Vice President, Controller since October 2016. Previously, he was the Chief Financial Officer for a division within Stanley Black and Decker. Mr. Joachimczyk also served in various Controller positions at General Electric and was a Senior Financial Analyst at We Energies and Blue Cross Blue Shield Milwaukee. Mr. Joachimczyk began his career as a financial auditor with Ernst and Young, LLP. He earned a Bachelor’s degree in Business Administration from the University of Wisconsin, Milwaukee and is a Certified Public Account in the State of Wisconsin.

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Compensation Discussion and Analysis

Overview

For purposes of this Compensation Discussion and Analysis and the disclosure under “Compensation of Executive Officers,” our named executive officers are identified below (collectively, our “named executive officers”). The information provided reflects summary information concerning TopBuild’s executive compensation approach developed to date.

Named Executive Officers

Name	TopBuild Title
Gerald Volas	Chief Executive Officer
Robert Buck	President and Chief Operating Officer
John Peterson	Vice President and Chief Financial Officer
Michelle Friel	Vice President, General Counsel and Secretary
Paul Joachimczyk	Vice President, Controller
Robin Reininger	Former Vice President and Chief Human Resources Officer
Mark Moore	Former President of Service Partners, LLC

TopBuild Compensation Programs

We recognize the importance of attracting and retaining executive officers who can effectively lead our business and make effective strategic decisions and motivating them to maximize our company’s performance and create long-term value for our shareholders. We believe in rewarding our executive officers based on our performance. Our Compensation Committee continues to thoughtfully and thoroughly analyze our compensation practices and programs.

Consideration of Shareholder Vote on Executive Compensation

At our 2016 Annual Meeting, our shareholders had the opportunity to cast an advisory vote on our executive compensation, referred to as the say-on-pay proposal. At that meeting, approximately 98% of the votes cast were voted in favor of the say-on-pay proposal, suggesting that an overwhelming majority of our shareholders approve of our executive compensation programs and philosophy. The Compensation Committee considered this vote when considering and approving the 2017 compensation structure for our executives and, accordingly, made few changes to the 2017 program.

Compensation Philosophy

We believe that effective executive compensation programs are critical to our long-term success. We have developed compensation programs with the following objectives:

•	Attracting and retaining world-class executives through a total compensation opportunity that is competitive within the various markets in which we compete for talent.
•

Encouraging a pay-for-performance mentality by directly relating variable compensation elements to the achievement of financial and strategic objectives without encouraging undue risk taking. Incentive plans are designed to recognize and reward accomplishing individual goals, as well as our long-term company objectives.

•	Promoting a direct relationship between executive compensation and our shareholder interests.

Our long-term incentive opportunities link a significant portion of executive compensation to our performance through performance-based restricted stock and stock option awards. We believe executive total compensation opportunity should increase commensurate with responsibility and capacity to influence our results. Additionally, as responsibility and accountability increase, so should the portion of compensation that is at risk. Therefore, not only do base salaries increase with position and responsibility,

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but short-term and long-term incentive opportunities as a percentage of total compensation increase as well.

Equity grants in the form of stock awards that vest only upon the achievement of performance goals as well as stock options with extended vesting periods are an important component of compensation for executive officers. The value ultimately realized from equity awards depends on the long-term performance of TopBuild common stock.

The charts below show the allocated value to specific compensation elements for our CEO and our other named executive officers.

TopBuild Compensation Practices

TopBuild has adopted the following compensation practices:

•	a compensation mix weighted towards performance-based incentives;
•	significant portion of executive compensation tied to stock price performance;
•	no excise tax gross-ups;
•	an annual market analysis of executive compensation levels and trends;
•	no individual employment agreements;
•	limited perquisites to our executive officers; and
•	prohibiting the re-pricing of options under our equity plan.

As a guideline, we target executive compensation levels within 90%-110% of market median. However, target pay for any individual executive may be outside this range due to experience levels, unique job qualifications, internal equity considerations or other factors considered by management and the Compensation Committee.

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Our Compensation Committee believes it is in TopBuild’s interest to retain flexibility in its compensation programs. Consequently, in some circumstances, TopBuild may pay compensation that is not tax deductible by TopBuild.

Stock Ownership Guidelines

Our Compensation Committee has adopted a policy requiring our executives to own a multiple of their base salary in our common stock. In the case of our Chief Executive Officer, the multiple is five (5) times base salary. In the case of our President and Chief Operating Officer and our Vice President and Chief Financial Officer, the multiple is three (3) times base salary. In the case of our Vice President, General Counsel and Secretary and our Vice President, Chief Human Resource Officer, the multiple is two (2) times base salary. In the case of all other Vice Presidents, the multiple is one (1) times base salary. Individuals have five years from the point of being subject to the ownership guidelines to achieve the prescribed multiple.

Executive Compensation Approach

TopBuild’s 2016 compensation structure was composed of the following primary components:

•	Base salary;
•	Annual cash bonuses;
•	Long-term performance-based restricted stock awards; and
•	Long-term stock option awards.

We have no employment agreements with our executive officers. Our executive officers enter into award agreements in connection with grants of equity awards. The award agreements contain certain restrictive covenants, including a non-competition covenant during employment and for one (1) year thereafter.

Equity Incentive Compensation

We believe that a combination of performance-based restricted stock and stock options are appropriate vehicles for a public company to focus executives on long-term performance and alignment with shareholder interests. Extended vesting and exercise periods further align our named executive officers with our shareholders. See “Equity Compensation Program,” below.

Market Comparison for Compensation

Just as we compete for market share in highly competitive markets, we compete for talent in equally competitive labor environments. In order to attract and retain critical leadership in these competitive environments, we strive to provide a comprehensive and competitive total compensation package. We utilize the resources of an independent compensation consultant to aid in establishing our programs and to monitor how they compare with the marketplace. Specifically, the Compensation Committee has retained Willis Towers Watson, a leading global executive compensation consultant, to advise the Compensation Committee on market trends relative to executive compensation, provide market data as requested and share input and views on issues being discussed by the Compensation Committee.

The Compensation Committee has sole authority to approve the independent compensation consultant’s fees and terms of engagement on executive compensation matters. The Compensation Committee annually reviews its relationship with Willis Towers Watson to ensure its independence on executive compensation matters, taking into account the independence analysis and recommendation of the Governance Committee. In making its recommendation, the Governance Committee reviewed the independence of Willis Towers Watson and the individual representatives of Willis Towers Watson who served as the Compensation Committee’s advisors, considering the following specific factors: (i) other services provided to us by Willis Towers Watson; (ii) fees paid by us to Willis Towers Watson as a

TopBuild Corp. - Proxy Statement - 30

percentage of Willis Towers Watson’s total revenue; (iii) policies and procedures maintained by Willis Towers Watson that are designed to prevent a conflict of interest; (iv) any business or personal relationships between the individual representatives of Willis Towers Watson who advised the Compensation Committee and any member of the Compensation Committee; (v) any shares of our company’s common stock owned by the individual representatives; and (vi) any business or personal relationships between our executive officers and Willis Towers Watson or the individual representatives.

The Compensation Committee concluded, based on the evaluation described above and recommendation from the Governance Committee, that these nonexecutive compensation services performed by Willis Towers Watson did not raise a conflict of interest or impair Willis Towers Watson’s ability to provide independent advice to the Compensation Committee regarding executive compensation matters.

We endeavor to benchmark our executive compensation levels against similarly situated executives in comparably sized organizations within and outside the building products sector. We believe we compete for executive resources with other non-financial institutions across multiple industrial segments. With that in mind, our consultants use general industry salary surveys and size-adjust the data to organizations with a similar revenue size. We attempt to design both short-term and long-term incentives to produce rewards in excess of median market levels when company performance is better than target.

For 2016, the Compensation Committee targeted our overall compensation and benefits programs and each element of compensation at the median level of the surveyed companies. Since a number of variables can influence the relationship of an individual executive’s pay components to the survey median data, the Compensation Committee considers a range of 90%-110% of median to be appropriate when reviewing total compensation. Although the Compensation Committee attempts to have each component of compensation in this target range, the Compensation Committee puts greater emphasis on achieving the target at the total compensation level. Variables considered include, but are not limited to, education, position tenure, previous experience, level of performance, additional responsibilities, and, as appropriate, recruitment considerations.

The Compensation Committee authorized Willis Towers Watson to perform a detailed analysis of our executive compensation levels in 2016. For 2017, we will continue to compare ourselves to the labor market median of other companies similar in revenue size to TopBuild, as well as a comparison to a building products peer group. We believe an equal weighting to these two sources create a market median appropriate target for our total compensation program.

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Compensation of Named Executive Officers

The disclosure in the “Summary Compensation Table” relates to the 2016 compensation of our named executive officers. Effective March 1, 2017, our Compensation Committee approved increases to the base salary and long-term incentive opportunity for our named executive officers. The table below summarizes our 2016 compensation levels and the changes approved effective March 1, 2017, for each of our named executive officers.

Name	Position	Base Salary as of December 31, 2016 ($)	Target Bonus as Percentage of Salary (%)(2)	Base Salary as of March 1, 2017 ($)	Target Bonus for 2017 (%)	LTI Level as of February 22, 2017 ($)(3)
Gerald Volas(1)	Chief Executive Officer	765,000	100	810,000	100	2,000,000
Robert Buck	President and Chief Operating Officer	500,000	75	530,000	75	800,000
John Peterson	Vice President and Chief Financial Officer	420,000	65	450,000	65	550,000
Michelle Friel	Vice President, General Counsel and Secretary	340,000	55	350,000	55	340,000
Paul Joachimczyk	Vice President, Controller	300,000	40	310,000	40	200,000

(1) TopBuild has entered into an agreement with Mr. Volas that would provide him severance benefits under specified termination events. This agreement does not include any “golden parachute” excise tax gross-up payments.

(2) Maximum bonus opportunity of 200% of target.

(3) Allocated 40% to stock options (Black-Scholes value) and 60% to performance-based restricted stock awards (target/maximum is 200% of target). Mr. Peterson was the only named executive officer who received an increase in long-term incentive opportunity.

2016 Annual Incentive Performance-Based Cash Bonus Opportunity

TopBuild provided an annual cash bonus opportunity for fiscal 2016 to our named executive officers to emphasize annual performance, provide incentive to achieve critical business objectives and align officers’ interests with those of its shareholders.

The performance metrics were operating income as a percentage of sales (weighted 75%) and achievement of certain strategic objectives (weighted 25%). The threshold, target and maximum goals set for the 2016 annual performance program are set forth below. These metrics were those believed to most effectively reflect drivers of enhanced shareholder value creation. Operating income as a percentage of sales was more heavily weighted because it reflects the primary driver of stock price performance.

The following table shows target and actual performance along with percentage attained for the 2016 annual performance program.

Annual Performance Goals and Achievements

Performance Metric	Threshold (25% Payout)	Target (100% Payout)	Maximum (200% Payout)	Actual as Adjusted	Actual Percentage Attained Relative to Target	Weighting	Actual Weighted Performance Percentage
Operating Income as a Percentage of Sales(1)	5.4%	6.7%	7.7%	7.1%	136.9%	75%	102.7%
Strategic Objectives						25%	11.3	%(2)
TOTAL							114.0%

(1) For purposes of determining achievement of the performance target, operating profit from continuing operations was adjusted to exclude the effects of rationalization and other special charges and other unusual non-recurring gains and losses.

(2) Strategic Objectives include attainment of discrete goals relating to sales, working capital as a percentage of sales and safety initiatives.

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To determine the cash bonus to be granted to our named executive officers based on the 2016 performance achievements set forth above, the target opportunities for each executive officer were multiplied by their applicable payout percentage (that is, 100% for Mr. Volas, 75% for Mr. Buck, 65% for Mr. Peterson, 55% for Ms. Friel and 40% for Joachimczyk), which was in turn multiplied by each executive officer’s base salary.

Threshold, target and maximum payouts under the 2016 cash bonus program are shown in the 2016 Grants of Plan-Based Awards Table, while actual awards for 2016 are disclosed in the Summary Compensation Table.

Equity Compensation Program

In February 2017, our Compensation Committee approved equity awards designed to align executive compensation with market practices, reflect our strategic priorities, create a strong link between compensation and performance, drive compensation consistency by having the same performance metrics for executives and non-executives and assist with the ability to attract and retain key employees. The February 2017 equity awards consisted of stock options (40% of targeted total equity grant value) and performance-based restricted stock (60% of total equity grant value) under TopBuild’s 2015 Long Term Stock Incentive Plan.

The stock options will vest in three equal increments on each of the first three anniversaries of the date of the grant (February 21, 2017) and have an exercise price of $38.39 (the closing price of our common stock on the NYSE on the date of grant).

The performance-based restricted stock awards will vest on February 21, 2020, subject to the Company achieving certain pre-determined performance goals relating to our cumulative three (3) year earnings per share (50% of award) and our relative total shareholder return (“TSR”) (50% of award), over the three-year period ending on December 31, 2019. Partial payouts are permitted for performance that falls below target levels (in either of the two measures) and our executive officers may earn up to 200% of their target award level for performance that exceeds target performance. Payouts are permitted in cases where one of the performance measures is met and the other is not.

TopBuild Peer Group Established for Relative TSR Measurement

The following companies were identified as the peer group for the relative TSR measurement in the 2017-2019 equity incentive program design. The peer group is based on similar business characteristics, including industry and revenue size between $650 million and $4.3 billion.

Toll Brothers Inc.	Beazer Homes USA Inc.
KB Home	BMC Stock Holdings Inc.
Taylor Morrison Home Corporation	Summit Materials Inc.
MSC Industrial Direct Co. Inc.	MI Homes Inc.
Universal Forest Products Inc.	Eagle Materials Inc.
Beacon Roofing Supply Inc.	Headwaters Incorporated
Builders FirstSource Inc.	American Woodmark Corp.
Meritage Homes Corporation	Patrick Industries Inc.
Armstrong World Industries Inc.	Simpson Manufacturing Co. Inc.
Ply Gem Holdings Inc. Gibraltar Industries Inc.	Installed Building Products Inc.

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Summary Compensation Table for Fiscal Years 2015-2016

Prior to June 30, 2015, the named executive officers were employed and compensated by Masco, from which TopBuild was spun-off as a newly-formed, independent company. We refer to this transaction as the Spin-Off. The following table sets forth certain information regarding compensation paid to the named executive officers of TopBuild in their capacities as officers of Masco (prior to the Spin-Off) and their capacities as officers of TopBuild (after the Spin-Off).

Name of Principal Position	Year(1)	Salary ($)(2)	Bonus ($)(3)	Stock Awards ($)(4)	Option Awards ($)(5)	Non-equity Incentive Plan Compensation ($)	All Other Compensation ($)(6)	TOTAL ($)
Gerald Volas	2016	754,167	—	1,199,806	799,986	872,000	4,500	3,630,459
Chief Executive Officer	2015	611,462	103,600	1,596,474	2,050,612	1,190,200	13,325	5,565,673
Robert Buck	2016	491,667	—	480,238	319,974	427,500	4,871	1,724,250
President and Chief	2015	431,077	49,950	787,454	837,490	287,500	8,947	2,402,418
Operating Officer
John Peterson	2016	411,667	—	315,074	210,018	311,200	4,500	1,252,459
Vice President and Chief Financial Officer	2015	349,963	32,856	439,230	471,990	189,144	7,350	1,490,532
Michelle Friel	2016	333,333	—	204,088	135,966	213,200	21,962	908,549
Vice President, General Counsel and Secretary
Paul Joachimczyk	2016	51,154	—	200,155	—	22,900	14,086	288,295
Vice President, Controller
Robin Reininger	2016	114,884	—	165,164	109,956	59,500	541,919	991,424
Former Vice President and	2015	265,029	20,350	267,169	287,519	117,150	6,833	964,050
Chief Human Resources Officer
Mark Moore	2016	322,040	—	204,088	135,966	110,000	874,727	1,646,821
Former President of	2015	316,309	50,000	150,134	310,061	—	10,974	837,478
Service Partners, LLC

(1) Compensation information with respect to the year ended December 31, 2015 includes the aggregate of (i) compensation paid by Masco to the named executive officers in their capacities as officers of Masco prior to the Spin-Off and (ii) compensation paid by TopBuild to the named executive officers in their capacities as officers of TopBuild following the Spin-Off.

(2) This column includes amounts voluntarily deferred by each named executive officer as salary reductions under the 401(k) Savings Plan.

(3) These amounts include discretionary increases in excess of the amounts earned by the applicable executive based on the performance measures. Amounts for 2015 also include discretionary bonus payments for their strong leadership during the Spin-Off which enabled TopBuild to retain key talent, keep the organization focused on company initiatives and prevent disruption of the business.

(4) This column reports the grant date fair value of the restricted stock award opportunity calculated in accordance with FASB ASC Topic 718 based on the closing stock price on the date of approval. In determining the fair market value of certain restricted stock awards for 2015, we used the same assumptions as set forth in Note L to Masco’s financial statements included in its Annual Report on Form 10‑K for the year ended December 31, 2014. In determining the fair market value of certain other restricted stock awards for 2015, we used the same assumptions as set form in Note 15 to our financial statements included in our Annual Report on Form 10‑K for the year ended December 31, 2015. In determining the fair market value of restricted stock awards for 2016, we used the same assumptions as set form in Note 14 to our financial statements included in our Annual Report on Form 10‑K for the year ended December 31, 2016. The named executive officers do not realize the value of restricted stock awards until those awards vest over the three (3) year vesting period following the grant date. Values for 2015 include the initial equity awards granted at the time of the Spin-Off (a “Founders Grant”) on July 8, 2015, and a grant on February 22, 2016 for 2015 performance. Values for 2016 include the grant on February 22, 2016 for 2016 performance.

(5) Amounts in this column reflect the aggregate grant date fair value of stock options, calculated in accordance with FASB ASC Topic 718. In determining the fair market value of certain stock options for 2015, we used the same assumptions as set forth in Note L to Masco’s financial statements included in its Annual Report on Form 10‑K for the year ended December 31, 2014. In determining the fair market value of certain other stock options for 2015, we used the same assumptions as set form in Note 15 to our financial statements included in our Annual Report on Form 10‑K for the year ended December 31, 2015. In determining the fair market value of stock options for 2016, we used the same assumptions as set form in Note 14 to our financial statements included in our Annual Report on Form 10‑K for the year ended December 31, 2016. The named executive officers have no assurance that these amounts will be realized. Actual gains, if any, on stock option exercises will depend on overall market conditions, the future performance of the common stock and the timing of exercise of the option. Values for 2015 include the Founders Grant on July 8, 2015, and a grant on February 22, 2016 for 2015 performance. Values for 2016 include the grant on February 22, 2016 for 2016 performance.

(6) See All Other Compensation table below.

Name of Principal Position	Year	Misc. ($)	Relocation Assistance ($)	Accelerated Stock Vesting’s ($)	Executive Severance ($)	401(k) Company Matching ($)	Total ($)
Gerald Volas	2016					4,500	4,500
Robert M. Buck	2016	371				4,500	4,871
John S. Peterson	2016					4,500	4,500
Michelle Friel	2016		17,462			4,500	21,962
Paul Joachimczyk	2016		12,836			1,250	14,086
Robin Reininger	2016			106,768	435,000	151	541,919
Mark Moore	2016			359,227	511,000	4,500	874,727

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2016 Grants of Plan-Based Awards Table

The following table provides information about (i) the potential payouts that were available in 2016 to our named executive officers under our annual performance-based cash bonus opportunity and (ii) the actual grants of restricted stock and stock options made to our named executive officers in respect of 2016 performance under the Amended and Restated TopBuild Corp. 2015 Long Term Stock Incentive Plan (the “Amended LTIP”).

		Estimated Future Payouts Under Non‑Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards:	All Other Option Awards:
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)	Number of Shares of Stock or Units(#)	Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Gerald Volas	2/22/2016(1)	191,250	765,000	1,530,000	1,100,000	2,000,000	3,200,000
	2/22/2016(2)							45,620			1,199,806
	2/22/2016(3)								78,430	26.30	799,986
Robert Buck	2/22/2016(1)	93,750	375,000	750,000	440,000	800,000	1,280,000
	2/22/2016(2)							18,260			480,238
	2/22/2016(3)								31,370	26.30	319,974
John Peterson	2/22/2016(1)	68,250	273,000	546,000	288,750	525,000	840,000
	2/22/2016(2)							11,980			315,074
	2/22/2016(3)								20,590	26.30	210,018
Michelle Friel	2/22/2016(1)	46,750	187,000	374,000	187,000	340,000	544,000
	2/22/2016(2)							7,760			204,088
	2/22/2016(3)								13,330	26.30	135,966
Paul Joachimczyk	2/22/2016(1)	30,000	120,000	240,000	110,000	200,000	320,000	—	—	—	—
Robin Reininger	2/22/2016(2)							6,280(4)			165,164
	2/22/2016(3)								10,780(5)	26.30	109,956
Mark Moore	2/22/2016(2)							7,760(4)			204,088
	2/22/2016(3)								13,330(5)	26.30	135,966

(1) The amounts shown reflect the threshold, target and maximum opportunities under the 2016 annual cash bonus and equity programs. The amounts actually paid under this program are set forth in the “Summary Compensation Table” above.

(2) The amounts shown reflect the number of shares of restricted stock granted on February 22, 2016, and the grant date fair value at a per share value of $26.30. These restricted stock grants vest on February 22, 2019, three years after the grant date. Amounts disclosed are based on current estimates of future performance and attainment of specific annual performance goals; however, the ultimate payouts will be determined based on actual three-year aggregate performance, which may vary from such estimates.

(3) The amounts shown reflect the grant date fair value of TopBuild stock options granted on February 22, 2016, in respect of 2015 performance, at a per share value of $10.20. These options vest ratably in three equal installments over three years beginning on February 22, 2017, one year after the grant date.

(4) Robin Reininger and Mark Moore were employed by TopBuild only for a portion of 2016. The amounts disclosed represent the total grant of restricted stock awarded to each of them on February 22, 2016. Ms. Reininger and Mr. Moore received 452 and 1,912 shares, respectively, prorated as of the date of their departure.

(5) The amounts disclosed represent the total grant of stock options awarded to each of Robin Reininger and Mark Moore on February 22, 2016. Ms. Reininger and Mr. Moore received 777 and 3,284 shares, respectively, prorated as of the respective dates of their departures.

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2016 Outstanding Equity Awards at Fiscal Year-End

The following sets forth certain information regarding equity-based awards held by each named executive officer at December 31, 2016.

							of Stock that have not ($)(3)
Participant Name	Original Grant Date	Numbers of Securities Underlying Unexercised Options (#) Exercisable	Numbers of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)(3)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)(5)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(3)
Gerald Volas						107,348	3,821,589	45,620	1,624,072
	2/16/2011	27,922	—	13.31	2/16/2021
	2/15/2012	13,961	13,961	12.12	2/15/2022
	2/13/2013	13,961	27,923	21.15	2/13/2023
	2/12/2014	6,980	20,942	23.27	2/12/2024
	2/11/2015	6,980	27,923	27.13	2/11/2025
	7/08/2015	19,158	76,632	27.10	7/08/2025
	2/22/2016	—	68,630	26.30	2/22/2026
	2/22/2016	—	78,430(2)	26.30	2/22/2026
Robert Buck						54,220	1,930,232	18,260	650,056
	7/08/2015	9,578	38,312	27.10	7/08/2025
	2/22/2016	—	33,090	26.30	2/22/2026
	2/22/2016	—	31,370(2)	26.30	2/22/2026
John Peterson						24,742	880,815	11,980	426,488
	7/08/2015	4,790	19,160	27.10	7/08/2025
	2/22/2016	—	21,760	26.30	2/22/2026
	2/22/2016	—	20,590(2)	26.30	2/22/2026
Michelle Friel						9,292	330,795	7,760	276,256
	7/08/2015	—	11,496	27.10	7/08/2025
	2/22/2016	—	14,710	26.30	2/22/2026
	2/22/2016	—	13,330(2)	26.30	2/22/2026
Paul Joachimczyk	11/7/2016	—	—	—	—	6,440	229,264	—	—
Robin Reininger	2/22/2016(4)	—	—	—	—	—	—	452	16,091
Mark Moore	7/08/2015(4)	—	—	—	—	—	—	1,912	68,067

(1) Except as otherwise noted, stock options become exercisable or vest in equal annual installments of 20% commencing in the year following the year of grant.

(2) Stock options become exercisable or vest in equal annual installments of 33% commencing in the year following the year of grant.

(3) Based on TopBuild’s closing stock price of $35.60 on December 30, 2016.

(4) Amounts disclosed for Robin Reininger and Mark Moore were prorated for accelerated vesting, as they were not employed by TopBuild during all of fiscal year 2016.

(5) Represents unvested performance awards assuming payout of 100% of target.

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2016 Option Exercises and Stock Vested

The following table provides additional information about stock option exercises and shares acquired upon the vesting of TopBuild Corp. stock awards, including the value realized, during the fiscal year ended December 31, 2016, by the named executive officers.

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Gerald Volas	—	—	35,625	996,742
Robert Buck	—	—	21,350	592,194
John Peterson	—	—	9,599	279,479
Michelle Friel	2,874	27,073	1,108	42,026
Paul Joachimczyk	—	—	—	—
Robin Reininger	3,707	37,306	5,260	148,267
Mark Moore	9,513	91,864	21,693	651,894

TopBuild Long Term Incentive Plan

On May 2, 2016, the Amended LTIP, which was previously approved by the Board, became effective.

The Amended LTIP authorizes us to issue up to a specified number of shares of our common stock pursuant to equity awards to eligible participants. The Amended LTIP is administered by our Compensation Committee, each member of which is a “non-employee director” under Rule 16b‑3 under the Exchange Act, an “outside director” under Section 162(m) of the Code and an “independent director” under our Categorical Standards, which are designed to track the rules of the New York Stock Exchange. Our Compensation Committee will approve the aggregate awards and the individual awards for executive officers and non-employee directors. The Compensation Committee may delegate some of its authority under the Amended LTIP to one (1) or more of our officers to approve awards for other employees. The Compensation Committee has the authority to interpret the Amended LTIP, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations deemed necessary or advisable for the administration of the Amended LTIP. The determinations of the Compensation Committee pursuant to its authority under the Amended LTIP shall be conclusive and binding.

Eligible Participants

Eligible participants include all employees of or consultants to the Company, any entity in which the Company’s direct or indirect equity interest is at least twenty percent and any other entity in which the Company has a significant direct or indirect equity interest, whether more or less than twenty percent, as determined by the Committee, and directors of the Company. The Compensation Committee has the authority to select participants and to determine the type and amount of their awards under the Amended LTIP.

Authorized Shares under the Amended LTIP

The aggregate number of shares of our common stock that may be issued under the Amended LTIP will not exceed 4,000,000 (subject to the adjustment provisions set forth in the Amended LTIP). In addition, if a company acquired by the Company has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition to determine the consideration payable to the shareholders in such transaction) may be used for awards under the Amended LTIP, and will not reduce the shares authorized under the Amended LTIP. Any such awards may not, however, be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition, and may be made only to individuals who were not employees or directors of the Company prior to such acquisition.

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Any shares that are subject to awards under the Amended LTIP that are forfeited, canceled, expired or settled in cash will again become available for issuance under the Amended LTIP, and such shares will not be charged against the maximum share limitation under the Amended LTIP. Any awards settled in cash will not be counted against the maximum share reserve under the Amended LTIP. However, shares delivered in payment of an option, shares that are repurchased by us with the proceeds from any option exercise, shares withheld to satisfy withholding taxes and any unissued shares resulting from the settlement of SARs in stock or net settlement of a stock option will not be returned to the number of shares available for issuance under the Amended LTIP. A participant may receive multiple awards under the Amended LTIP. Shares delivered under the Amended LTIP will be authorized but unissued shares of our common stock, treasury shares or shares purchased in the open market or otherwise.

Types of Awards

Under the Amended LTIP, we may grant stock options, stock appreciation rights or SARs, restricted stock, restricted stock units, performance awards and dividend equivalents. Awards may be granted either alone, in addition to or in tandem with any award granted under the Amended LTIP or another plan of the Company or an affiliate. The Compensation Committee will determine the amounts, terms and conditions of all awards in accordance with the Amended LTIP. Awards will become exercisable or otherwise vest at the times and upon the conditions that the Compensation Committee may determine, as reflected in the applicable award agreement, except that the Amended LTIP provides for a minimum vesting period of one (1) year for time-based awards in excess of five (5) percent of the number of shares available for awards.

Restricted Stock. A restricted stock award generally provides the recipient with shares of our common stock, subject to certain forfeiture conditions as specified by our Compensation Committee in the award agreement. Restricted stock may not be transferred by the recipient until those restrictions lapse. Forfeiture conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with us, the passage of time or other conditions. However, with some exceptions (for example, in the event of death, disability or change in control or as noted in the first paragraph above under “Types of Awards”), restrictions on time-based restricted stock may not expire in less than one (1) year following the date of grant. Our Compensation Committee may impose restrictions on a recipient’s right to vote shares of restricted stock and may provide that dividend equivalents will be credited with respect to restricted stock, provided that no dividend equivalents shall be awarded on unearned performance awards. Non-employee directors may receive a portion of their annual retainers in the form of restricted stock issued under the Directors’ Program.

Restricted Stock Units. Restricted stock units are rights to receive cash, other securities, other awards or other property, subject to the termination of a restricted period or conditions specified by our Compensation Committee in the award agreement. Restricted stock units are generally subject to forfeiture conditions and may not be transferred by the recipient until those restrictions lapse. Forfeiture conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with us, the passage of time or other conditions. However, with some exceptions (for example, in the event of death, disability or change in control or as noted in the first paragraph above under “Types of Awards”), restrictions on time-based restricted stock units may not expire in less than one (1) year following the date of grant. Restricted stock units are not outstanding shares of stock and do not entitle a participant to voting or other rights; however, an award of restricted stock units may provide for the crediting of additional restricted stock units based on the value of dividends paid on our common stock while the award is outstanding; however, no dividend equivalents shall be awarded on unearned performance awards.

Stock Options. Stock options are rights to purchase a specified number of shares of our common stock at an exercise price of at least 100% of the fair market value on the date of grant, except in the case of options granted in substitution of options previously granted by a company we may acquire. Stock options may be either incentive stock options or nonqualified stock options. At the time of grant, our Compensation Committee in its sole discretion will determine when stock options are exercisable and when they expire, except that: (i) the term of a stock option cannot exceed ten (10) years and (ii) with

TopBuild Corp. - Proxy Statement - 38

some exceptions (for example, in the event of death, disability or change in control or as noted in the first paragraph above under “Types of Awards”), stock options may not become 100% exercisable in less than one (1) year following the date of grant. Payment for shares purchased upon exercise of a stock option must be made in full at the time of exercise, and may be made by cash payment, certification of ownership of previously acquired stock, a stock swap, cashless exercise through a broker, net exercise (with the Company retaining a number of shares otherwise issuable upon exercise having a value equal to the exercise price), or such other method as the Compensation Committee deems appropriate. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the repricing of options without shareholder approval is prohibited under the Amended LTIP.

Stock Appreciation Rights (“SARs”). A SAR entitles a recipient to receive, upon surrender of the SAR, cash equal to the excess of the fair market value of a specified number of shares of our common stock on the date the SAR is surrendered over the fair market value of such shares on the date of grant. Our Compensation Committee will have the authority to grant SARs and to determine the number of shares subject to each SAR, the time or times at which the SAR may be exercised and all other terms and conditions of the SAR, except that: (i) the exercise price must be no less than the fair market value of the shares on the date of grant; (ii) the term of an SAR cannot exceed ten (10) years and (iii) with some exceptions (for example, in the event of death, disability or change in control or as noted above in the first paragraph under “Types of Awards”), SARs may not become 100% exercisable in less than one (1) year following the date of grant. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the repricing of SARs without shareholder approval is prohibited under the Amended LTIP.

Performance Awards. Performance awards may be denominated in, or payable in, cash, our common stock, or other securities or awards under the Amended LTIP. Performance awards shall be payable to (or exercisable by) the recipient when the recipient achieves performance goals during a specified performance period. Performance awards to executive officers under the Amended LTIP that are intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Code will be subject to meeting performance goals based on one (1) or more performance metrics with respect to the Company or any of its affiliates. Available performance measures will be based on the following performance measures (or an equivalent metric), each determined in accordance with generally accepted accounting principles, where applicable, as consistently applied by the Company and with such adjustments as set forth in the Amended LTIP:

Cash flow (before or after dividends)	Quality measures	Safety measures
Earnings per share	Return on assets	SG&A as a percent of sales
EBIT	Return on equity	Total cost productivity
EBITDA	Return on invested capital	Total shareholder return
Gross margin	Return on net assets	Working capital
Gross profit	Return on net tangible assets	Working capital as a percent of sales
Net income	Return on sales	Working capital efficiency
Operating margin	Revenue growth
Operating profit	Revenues

TopBuild Corp. - Proxy Statement - 39

Our Compensation Committee may select one (1) or more performance metrics and may apply those performance metrics on a corporate-wide or division/business segment basis. Performance metrics also may be applied to the performance of the Company and/or one (1) or more affiliates relative to a market index, a group of other companies or a combination thereof, all as determined by our Compensation Committee. Measurement of the attainment of performance metrics may exclude, if our Compensation Committee so provides in an award agreement, the impact of charges for restructurings, the effects of acquisitions and divestitures and related expenses, losses resulting from discontinued operations, extraordinary losses, the cumulative effects of tax or accounting changes and other unusual, non-recurring items of loss that are separately identified in our financial statements.

Unless our Compensation Committee determines otherwise, the performance period relating to any performance award shall be at least one (1) calendar year commencing January 1 and ending December 31 (except in the case of a change in control). Our Compensation Committee may provide that dividend equivalents will be credited with respect to any performance award, but no dividend equivalents will be awarded on options, SARs or on unearned performance awards.

Certain Limitations

The Amended LTIP provides the following limitations on awards under the Amended LTIP:

•

No participant may receive stock options or SARs in any calendar year related to more than 1,000,000 shares of common stock (subject to adjustment as provided in the Amended LTIP); however, such number may be increased with respect to any participant by any shares of common stock available for grant to such participant in accordance with this limitation in any prior year that were not granted in such prior year.

•	The maximum number of shares of common stock that may be awarded as incentive stock options is 4,000,000.
•

For awards intended to be performance-based compensation under Section 162(m) of the Code, the maximum amount that may be delivered or earned in settlement of all such awards granted in any year shall be (i) for awards denominated in shares, 1,000,000 shares of common stock (subject to adjustment as provided in the Amended LTIP), and (ii) for awards denominated in cash, $5,000,000.

•	Awards to non-employee directors with respect to any fiscal year of the Company may not exceed a value of $450,000 at the time of grant.

A participant’s rights, payments and benefits with respect to an award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions. Such events may include failure to accept the terms of the award agreement, termination of service under certain or all circumstances, a restatement of the Company’s financials, breach of noncompetition, confidentiality, nonsolicitation, noninterference, or other agreements that may apply to the participant or other conduct by the participant that our Compensation Committee determines is detrimental to the business or reputation of the Company and its affiliates, including facts and circumstances discovered after termination of service.

Amendment and Termination

Our Board has the authority to terminate, suspend or discontinue the Amended LTIP, and our Board or our Compensation Committee may amend any award agreement; however, no amendment of the Amended LTIP or an award agreement may impair the rights of a participant under any outstanding award without the participant’s consent. Moreover, our shareholders must approve any amendment when our Compensation Committee determines that approval is required for the Amended LTIP to continue to satisfy applicable rules and regulations and the amendment would materially:

•	increase the number of shares available under the Amended LTIP or issuable to a participant;

TopBuild Corp. - Proxy Statement - 40

•	change the types of awards that may be granted under the Amended LTIP;
•	expand the class of persons eligible to receive awards under the Amended LTIP; or
•	directly or indirectly reduce the price at which an option or stock appreciation right is exercisable.

In addition, outstanding awards may be equitably adjusted, without shareholder approval, in the event of any dividend or other distribution, change in the capital or shares of capital stock, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company or extraordinary transaction or event which affects the Company’s shares. Our Compensation Committee may also adjust outstanding awards in recognition of certain other unusual or nonrecurring events if the Compensation Committee determines that such adjustments are appropriate to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Amended LTIP; provided, however, no such adjustment shall be made to an award intended to constitute “qualified performance-based compensation” unless such adjustment is permitted under Section 162(m) of the Code.

Payments upon a Change of Control

The treatment of outstanding awards upon the occurrence of a change in control, if any, shall be determined by the Compensation Committee at the time such awards are granted and set forth in the applicable award agreement. For purposes of the Amended LTIP, the term “change in control” shall mean at any time during a period of twenty-four (24) consecutive calendar months, the individuals who at the beginning of such period constituted our Board, and any new directors (other than excluded directors, as defined below), whose election by such Board or nomination for election by shareholders was approved by a vote of at least two-thirds of the members of such Board who were either directors on such Board at the beginning of the period or whose election or nomination for election as directors was previously so approved, for any reason cease to constitute at least a majority of the members thereof. For this purpose, “excluded directors” are directors whose (i) election by our Board or approval by our Board for shareholder election occurred within one (1) year after any “person” or “group of persons,” as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, commencing a tender offer for, or becoming the beneficial owner of, voting securities representing twenty-five (25) percent or more of the combined voting power of all outstanding voting securities of the Company, other than pursuant to a tender offer approved by the Board prior to its commencement or pursuant to stock acquisitions approved by the Board prior to their representing twenty-five (25) percent or more of such combined voting power or (ii) initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a‑11 or Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or “person” other than the Board.

Executive Severance Plan and Change in Control and Severance Agreement

In order to provide a vehicle to ensure retention of our executive officers, the Board of Directors adopted an Executive Severance and Change-in-Control Plan in February 2016 (the “Severance Plan”) for a limited number of executive officers. In addition, on March 1, 2016, we entered into a Change in Control and Severance Agreement (the “Severance Agreement”) with Gerald Volas, our Chief Executive Officer and a member of our board of directors. The Severance Plan and the Severance Agreement provide severance benefits to certain executive officers in the event their employment is terminated under certain conditions, as outlined below.

In order to be covered, eligible executive officers must sign a non-compete, non-solicitation and confidentiality agreement and a release of all claims against the Company and its affiliates. Under the terms of the Severance Plan and the Severance Agreement, each participant would be entitled to severance payments and benefits in the event that he or she experiences a “qualifying termination” (i.e., termination without cause by the Company or for a good reason by the executive officer). Each event is defined in the Severance Plan and the Severance Agreement.

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If an eligible executive officer experiences a qualifying termination under the Severance Plan or the Severance Agreement, the executive officer would be entitled to an incentive payment that is based on the target amount established under the Company’s annual incentive plan for the year in which the termination occurs. The payment would be adjusted on a pro-rata basis according to the number of calendar days the eligible executive officer was actually employed during such plan year and is determined based on actual performance after the performance period ends. The eligible executive officer would also receive salary continuation payments in an amount equal to such multiple as may be identified in the Severance Plan or the Severance Agreement multiplied by the executive officer’s base salary and bonus at target. The salary continuation and incentive continuation, if applicable, would be paid in a lump sum or installments over the severance period and in accordance with the Company’s standard payroll practice, subject to the requirements of Section 409A. The Company would provide Health and Wellness benefits to the eligible named executive officer and his or her dependents for the period identified in the Severance Plan or the Severance Agreement.

Executive Severance Plan Elements 2016

Name	Severance Plan Multiple (#)	Eligible for Pro-rata Target Incentive with Respect to Year of Termination	Eligible for Salary Continuation	Eligible for Bonus Continuation	Medical Plan Provided During Continuation Period
Gerald Volas	2	Yes	Yes	Yes	Yes
Robert Buck	1	Yes	Yes	Yes	Yes
John Peterson	1	Yes	Yes	Yes	Yes
Michelle Friel	1	Yes	Yes	Yes	Yes

Executive Severance Compensation Table

Name	Salary in Year of Termination ($)(1)	Value of Salary Continuation ($)(2)	Value of Bonus Continuation ($)(3)	Value of Medical Plan Provided During Continuation Period ($)(4)	Total Company Severance Expenses ($)
Gerald Volas	765,000	1,530,000	1,530,000	9,408	3,069,408
Robert Buck	500,000	500,000	375,000	4,704	879,704
John Peterson	420,000	420,000	273,000	9,948	702,948
Michelle Friel	340,000	340,000	187,000	—	527,000

(1) The Value of Salary in Year of Termination represents the salary for the named executive officers if they terminated on December 31, 2016.

(2) The Value of Salary Continuation is equal to base pay times the multiple.

(3) The Value of Bonus is the bonus at target times the multiple. The current year bonus is prorated based on time worked and target performance.

(4) Benefits continuation is for the time period described by the multiple.

Unvested stock options vest pro-rata and must be exercised within a three month anniversary date of the termination date. Unvested performance shares vest pro-rata as of the termination date based on actual performance against target. Unvested restricted stock awards vest pro-rata as of the termination date based on the portion of the vesting period during which the executive officer was an active participant.

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Executive Change in Control Plan Elements 2016

Name	Severance Plan Multiple (#)	Eligible for Pro-rata Target Incentive with Respect to Year of Termination	Eligible for Salary Continuation	Eligible for Bonus Continuation	Medical Plan Provided During Continuation Period
Gerald Volas	3	Yes	Yes	Yes	Yes
Robert Buck	2	Yes	Yes	Yes	Yes
John Peterson	2	Yes	Yes	Yes	Yes
Michelle Friel	2	Yes	Yes	Yes	Yes

Executive Change in Control Compensation Table

Name	Salary in Year of Termination ($)(1)	Value of Salary Continuation ($)(2)	Value of Bonus Continuation ($)(3)	Value of Medical Plan Provided During Continuation Period ($)(4)	Value of Unvested Stock Awards and Options ($)(5)	Total Company Severance Expenses ($)
Gerald Volas	765,000	2,295,000	2,295,000	14,112	8,690,794	13,294,906
Robert Buck	500,000	1,000,000	750,000	9,408	3,505,418	5,264,826
John Peterson	420,000	840,000	546,000	19,896	1,864,018	3,269,914
Michelle Friel	340,000	680,000	374,000	—	965,539	2,019,539

(1) The Value of Salary with Respect to Year of Termination represents the salary for the named executive officers if they terminated on December 31, 2016.

(2) The Value of Salary Continuation is equal to base pay times the CIC multiple.

(3) The Value of Bonus is bonus at target times the CIC multiple. The current year bonus is prorated based on time worked and target performance.

(4) Benefits continuation is for the time period described by the CIC multiple.

(5) Calculated based on TopBuild’s closing stock price of $35.60 on December 30, 2016.

Unvested stock options become 100% vested following a termination without cause or for good reason in connection with a Change in Control. Outstanding and unvested performance shares become 100% vested based on performance at target levels following a termination without cause or for good reason in connection with a Change in Control. Unvested restricted stock awards become 100% vested following a termination without cause or for good reason in connection with a Change in Control.

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PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP, an independent registered public accounting firm (“PwC”), to audit the Company’s financial statements for the fiscal year ending December 31, 2017. The Company is submitting its appointment of PwC for ratification by the shareholders at the Annual Meeting. A representative of PwC is expected to be present at the Annual Meeting, will have the opportunity to make a statement and is expected to be available to respond to appropriate questions.

Although the selection and appointment of our independent registered public accounting firm is not required to be submitted to a vote of shareholders, the Board deems it desirable to obtain shareholders’ ratification and approval of this appointment. If the appointment is not ratified by our shareholders, the adverse vote will be considered as an indication to the Audit Committee that it should consider selecting another independent registered public accounting firm for the following fiscal year, but it is not required to do so. Even if the appointment is ratified, the Audit Committee, in its discretion, may select a new independent registered public accounting firm at any time during the year if it believes that such a change would be in the Company’s best interest.

In making its recommendation to ratify the appointment of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, the Audit Committee considered whether the services provided by PwC are compatible with maintaining the independence of PwC.

Before the Audit Committee selected PwC, it carefully considered the independence and qualifications of that firm, including their past performance as the Company’s independent registered public accounting firm and their reputation for integrity and for competence in the fields of accounting and auditing.

Audit Fees

The following table sets forth the aggregate fees billed to us by PwC for the years ended December 31, 2015 and 2016, all of which were approved by the Audit Committee:

	Year Ended December 31, 2015 ($)	Year Ended December 31, 2016 ($)
Audit Fees(1)	1,780,000	2,079,500
Audit-Related Fees(2)	—	—
Tax Fees(3)	5,000	—
All Other Fees(4)	1,800	1,800
TOTAL	1,786,800	2,081,300

(1) Audit Fees consisted of fees billed or estimated to be billed by PwC for the audit of our annual financial statements included in our Annual Report on Form 10‑K, review of our interim financial statements included in our Quarterly Reports on Form 10‑Q, and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements for the years ended December 31, 2015 and 2016.

(2) Audit-Related Fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”

(3) Tax Fees consisted of fees for federal tax compliance.

(4) All Other Fees consisted of fees other than the services reported above. The services provided in the years ended December 31, 2015 and 2016 consisted of a subscription to an accounting website.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee is responsible for appointing, compensating and overseeing the work performed by PwC as well as audit services performed by other independent public accounting firms. The Audit Committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our Audit Committee is required to pre-approve all audit and non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair the independent registered public accounting firm’s independence.

The Board of Directors recommends that you vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

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PROPOSAL 3: ADVISORY VOTE ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Exchange Act, and more specifically, Section 14A of the Exchange Act which was added under the DoddFrank Wall Street Reform and Consumer Protection Act, enacted in July 2010, requires that we provide shareholders with the opportunity to vote to approve, on a nonbinding advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules (commonly referred to as “SayonPay”).

Our compensation program for named executive officers is intended to link compensation to performance; to provide competitive compensation levels to attract, retain and reward executives; and to align management’s interests with those of our shareholders. The compensation provided to the named executive officers is dependent on the Company’s financial, operational and strategic performance and the named executive officer’s individual performance and is intended to drive creation of long-term shareholder value. In addition, the Amended LTIP provides that, in the event the Company has a restatement of its financial statements, other than as a result of changes to accounting rules and regulations, the Compensation Committee may require the return of cash or equity which a participant may have acquired during the three (3) year period preceding the date of restatement of such restated financial results.

We encourage shareholders to read the “Compensation Discussion and Analysis” section of this proxy statement, the Summary Compensation Table and the other related tables and disclosure for a detailed description of the fiscal year 2016 compensation of our named executive officers. The Compensation Committee and the Board believe that the policies and procedures articulated in the “Compensation Discussion and Analysis” are effective in achieving our goals and that the compensation of our named executive officers reported in this proxy statement appropriately reflects our results during the fiscal year.

The vote on this resolution is not intended to address any specific element of compensation; rather, the advisory vote relates to the overall compensation of our named executive officers. This vote is advisory, which means that it is not binding on the Company, the Board or the Compensation Committee. However, we value the opinion of our shareholders and the Board and the Compensation Committee will review the voting results and will take into account the outcome of the vote when considering future compensation decisions for the named executive officers.

Accordingly, we ask our shareholders to vote on the following resolution:

“RESOLVED, that the Company’s shareholders approve, on a nonbinding advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2017 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables and narrative discussion.”

The Board of Directors recommends that you vote “FOR” the proposal to approve, on an advisory basis, the compensation of our named executive officers.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2016, about our common stock that may be issued upon the exercise of options, warrants and rights granted to employees or directors under the Amended LTIP.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (#)
Equity compensation plans approved by shareholders	711,974(1)	25.03	3,032,564(2)
Equity compensation plans not approved by shareholders	—	—	—
TOTAL	711,974	25.03	3,032,564

(1) Amount includes 711,974 shares issuable upon exercise of outstanding options.

(2) Amount represents the total number of securities remaining available for future issuance under the Amended LTIP.

TopBuild Corp. - Proxy Statement - 46

OTHER MATTERS

Except as discussed in this proxy statement, the Board does not know of any matters that are to be properly presented at the Annual Meeting other than those stated in the Notice of 2017 Annual Meeting of Shareholders and referred to in this proxy statement.

If other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote thereon in accordance with their best judgment. Moreover, the Board reserves the right to adjourn or postpone the Annual Meeting for failure to obtain a quorum, for legitimate scheduling purposes or based on other circumstances that, in the Board’s belief, would cause such adjournments or postponements to be in the best interests of all of our shareholders.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, certain executive officers, and persons who own more than ten (10) percent of our outstanding common stock to file reports of ownership and changes in ownership with the SEC and the NYSE. SEC regulations require the Company to identify anyone who failed to file a required report or filed a late report during the most recent fiscal year. To the Company’s knowledge, with respect to the year ended December 31, 2016, all applicable filings were timely filed.

ANNUAL REPORT

The Notice that you received in the mail contains instructions on how to access both the Company’s 2016 Annual Report to Shareholders, which includes the Company’s Annual Report on Form 10‑K for its fiscal year ended December 31, 2016, and this proxy statement.

Upon request, the Company will provide a copy of its 2016 Annual Report to Shareholders, which includes the Company’s Annual Report on Form 10‑K for its fiscal year ended December 31, 2016. Upon payment of a reasonable fee, shareholders may also obtain a copy of the exhibits to our Annual Report on Form 10‑K for our fiscal year ended December 31, 2016. All such requests should be directed to:

TopBuild Corp.
Investor Relations
475 North Williamson Boulevard
Daytona Beach, Florida 32114
(386) 763‑8801

SHAREHOLDER PROPOSALS FOR 2018 ANNUAL MEETING

Shareholder Proposals and Proxies

Proposals of shareholders intended to be included in the Company’s proxy statement and form of proxy for use in connection with the Company’s 2018 Annual Shareholder Meeting must be received by the Secretary at the Company’s principal executive offices at 475 North Williamson Boulevard, Daytona Beach, Florida 32114, no later than November 22, 2017 (120 calendar days preceding the one (1) year anniversary of the date of this proxy statement), and must otherwise satisfy the procedures prescribed by Rule 14a‑8 under the Exchange Act. We suggest that any such proposals be submitted by certified mail, return receipt requested.

Pursuant to Rule 14a‑4 under the Exchange Act, shareholder proxies obtained by our Board in connection with our 2018 Annual Shareholder Meeting will confer on the proxies and attorneysinfact named therein discretionary authority to vote on any matters presented at such Annual Meeting which were not included in the Company’s proxy statement in connection with such Annual Meeting, unless notice of the matter to be presented at the Annual Meeting is provided to the Company’s Secretary before February 5, 2018 (the 45th day preceding the one (1) year anniversary of the date on which we first sent this proxy statement for the 2017 Annual Shareholder Meeting).

TopBuild Corp. - Proxy Statement - 47

Director Nominations or Other Business

Under our Amended and Restated Bylaws, for nominations or other business to be properly brought by a shareholder at our 2018 Annual Shareholder Meeting, the shareholder must have given written notice of such nomination(s) or business, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company, at the Company’s principal executive offices at 475 North Williamson Boulevard, Daytona Beach, Florida 32114, not less than 120 days (or January 1, 2018) nor more than 150 days (or December 2, 2017) prior to the first anniversary of the Annual Meeting. Such notice must contain all of the information required by our Amended and Restated Bylaws, including, without limitation, all information that would be required in connection with nomination(s) under the SEC’s proxy rules if such nomination were the subject of a proxy solicitation and the written consent of each nominee for election to our Board named therein to serve if elected. The chairman of the meeting may refuse to acknowledge any nomination(s) or other business not properly brought pursuant to the procedures described above.

If you have any questions, please contact our Investor relations department by telephone at (386) 763‑8801.

EXPENSES OF SOLICITATION

The Company will bear the cost of the solicitation of proxies. In addition to mail and email, proxies may be solicited personally, via the Internet, by telephone, by facsimile, or by our employees without additional compensation. We will reimburse brokers and other persons holding shares of our common stock in their names, or in the names of nominees, for their expenses for forwarding proxy materials to principals and beneficial owners and obtaining their proxies.

TopBuild Corp. - Proxy Statement - 48

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 1, 2017

This proxy statement and our Annual Report on Form 10‑K for our fiscal year ended December 31, 2016 are available to you on the Internet at www.proxyvote.com.

To view this material, you will need your control number from your proxy card.

The Annual Meeting (for shareholders as of the March 8, 2017, record date) will be held on May 1, 2017, at 10:00 AM Eastern Time at the Hyatt Regency Orlando International Airport, 9300 Jeff Fuqua Boulevard, Orlando, Florida 32827.

For directions to the Annual Meeting and to vote in person, please call Investor Relations at (386) 763‑8801. Shareholders will vote at the Annual Meeting on whether to:

1)	elect Mark A. Petrarca and Margaret M. Whelan as Class II Directors ;
2)	ratify the Company’s appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2017; and
3)	approve, on an advisory basis, the compensation of our named executive officers as described in the proxy statement.

The Board of Directors recommends that you vote FOR the election of each of Mark A. Petrarca and Margaret M. Whelan as Class II Directors; FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017; and FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers.

March 22, 2017

TopBuild Corp. - Proxy Statement - 49

ADMISSION TO THE 2017 ANNUAL MEETING

You will need an admission card (or other proof of stock ownership) and proper identification for admission to the Annual Meeting of Shareholders at the Hyatt Regency Orlando International Airport, 9300 Jeff Fuqua Boulevard, Orlando, Florida 32827 on May 1, 2017. If you plan to attend the Annual Meeting, please be sure to request an admittance card by:

•	if you requested to receive printed proxy materials, marking the appropriate box on the proxy card and mailing the card using the enclosed envelope;
•	indicating your desire to attend the meeting through our Internet voting procedure; or
•	calling our Investor Relations department at (386) 763‑8801.

An admission card will be mailed to you if:

•	your TopBuild shares are registered in your name; or
•

your TopBuild shares are held in the name of a broker or other nominee and you provide written evidence of your stock ownership as of the March 8, 2017 record date, such as a brokerage statement or letter from your broker.

Your admission card will serve as verification of your ownership.

TopBuild Corp. - Proxy Statement

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. SM TOPBUILD CORP. 475 NORTH WILLIAMSON BOULEVARD DAYTONA BEACH, FL 32114 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E17224-P86573-Z69379 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. TOPBUILD CORP. The Board of Directors recommends you vote FOR the following: For Withhold AllAll For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. ! ! ! 1. Election of Directors Nominees: 01) Mark A. Petrarca 02) Margaret M. Whelan For Against Abstain The Board of Directors recommends you vote FOR Proposals 2 and 3. ! ! ! ! ! ! 2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the Company's fiscal year ending December 31, 2017. To approve, on an advisory basis, the compensation of the Company's named executive officers. 3. NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees for Class II Directors named in Proposal 1 in this proxy card, and FOR Proposals 2 and 3 in this proxy card. ! For address changes and/or comments, please check this box and write them on the back where indicated. ! Yes ! No Please indicate if you plan to attend this meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date V.1.1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. E17225-P86573-Z69379 PROXY TOPBUILD CORP. 475 NORTH WILLIAMSON BOULEVARD DAYTONA BEACH, FLORIDA 32114 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Michelle A. Friel and Gerald Volas as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of the Common Stock of TopBuild Corp. held of record by the undersigned on March 8, 2017 at the Annual Meeting of Stockholders to be held on May 1, 2017 and any adjournments or postponements thereof. The shares represented by this proxy, when properly executed and returned, will be voted as directed herein. IF THIS PROXY IS DULY EXECUTED AND RETURNED, AND NO VOTING DIRECTIONS ARE GIVEN HEREIN, SUCH SHARES WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES FOR CLASS II DIRECTORS NAMED IN PROPOSAL 1 IN THIS PROXY CARD, AND “FOR” PROPOSALS 2 AND 3 IN THIS PROXY CARD. The undersigned hereby acknowledges receipt of notice of, and the proxy statement for, the aforesaid Annual Meeting of Stockholders. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side V.1.1

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 1, 2017. TOPBUILD CORP. SM You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of TOPBUILD CORP. 475 NORTH WILLIAMSON BOULEVARD DAYTONA BEACH, FL 32114 the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E17226-P86573-Z69379 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:March 8, 2017 Date: May 1, 2017Time: 10:00 AM EDT Location: Hyatt Regency Orlando International Airport 9300 Jeff Fuqua Boulevard Orlando, Florida 32827

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E17227-P86573-Z69379 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials AAvvaaiillaabbllee ttooVVIEIEWWoorrRREECCEEIVIVEE: : NOTICE AND PROXY STATEMENTANNUAL REPORT How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 17, 2017 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) Mark A. Petrarca 02) Margaret M. Whelan The Board of Directors recommends you vote FOR Proposals 2 and 3. 2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the Company's fiscal year ending December 31, 2017. 3. To approve, on an advisory basis, the compensation of the Company's named executive officers. NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. THIS IS NOT A PROXY CARD. To vote the shares on a proxy card, you must request that a paper copy of the proxy materials be mailed to you by following the instructions in this notice. E17228-P86573-Z69379 Voting Items

E17229-P86573-Z69379